                                                                   EXHIBIT 10.17

                              SUBLEASE AGREEMENT

     THIS SUBLEASE AGREEMENT ("Sublease") is dated as of the 2nd day of February, 1999, by and between ELECTRONICS FOR IMAGING, INC., a Delaware corporation ("Sublessor"), and E-STAMP CORPORATION, a Delaware corporation ("Sublessee").

     A. Sublessor, as Tenant, and The Joseph and Eda Pell Revocable Trust, as Landlord ("Master Landlord"), previously entered into that certain Agreement of Lease, dated July 30, 1992 ("Original Lease"), which has been amended by that certain First Addendum to Lease dated July 30, 1992 ("First Addendum"), that certain Second Addendum to Lease dated April 1, 1993 ("Second Addendum"), that certain Third Addendum to Lease dated May 20, 1993 ("Third Addendum"), that certain Fourth Addendum to Lease dated May 25, 1993 ("Fourth Addendum"), that certain Fifth Addendum to Lease dated July 12, 1994 ("Fifth Addendum"), that certain Sixth Addendum to Lease dated January 19, 1995 ("Sixth Addendum"), and that certain Seventh Addendum to Lease dated December 4, 1996 ("Seventh Addendum"), (collectively, the "Master Lease"). Under the Master Lease, Sublessor leases from Master Landlord approximately forty-nine thousand seven hundred seventy-nine (49, 779) rentable square feet ("Master Premises") on the first and second floors of the building located at 2855 Campus Drive, San Mateo, California ("Building"). A copy of the Master Lease is attached hereto as Exhibit A. Capitalized terms used but not defined herein shall have the meanings
---------
given them under the Master Lease.

     B. Sublessor desires to sublease a portion of the Master Premises to Sublessee, and Sublessee desires to sublease a portion of the Master Premises from Sublessor, on the terms and conditions set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublessor and Sublessee agree as follows:

     1.   Sublease Premises. Upon and subject to the terms and conditions of
          -----------------
this Sublease, Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor that portion of the Master Premises identified on the floor plan attached hereto as Exhibit B ("Sublease Premises") and incorporated
                              ---------
herein by this reference. The Sublease Premises are located on the first floor of the Building. Sublessor and Sublessee hereby stipulate that the Sublease Premises contain twenty-four thousand eight hundred ninety (24,890) rentable square feet ("RSF"), which is approximately fifty percent (50%) of the Master Premises.

          1.1  AS-IS. The Sublease Premises shall be delivered to Sublessee in
               -----
"AS-IS AND WITH ALL FAULTS" condition and without any representations or warranties, express or implied, with respect thereto by Sublessor or any of Sublessor's directors, officers, shareholders, employees, agents or representatives ("Sublessor's Representatives"). Specifically, neither Sublessor nor any of Sublessor's Representatives has made, or hereby makes, any representation or warranty concerning the compliance of the Sublease Premises or the Building with the American with Disabilities Act, 42 U.S.C. Section 12101 et. seq. ("ADA"), Title 24 of the California Administrative Code ("Title 24") or any other similar federal, state or local laws, statutes, ordinances, codes, regulations, rules, orders, actions, policies or decrees pertaining to the accessibility of business establishments to persons with disabilities.

     2.   Term. The term of the Sublease shall commence upon April 1, 1999
          ----
("Commencement Date"). The Sublease term shall end on June 30, 2000 ("Expiration Date") unless sooner terminated pursuant to this Sublease.

          2.1  Possession. Sublessee represents to Sublessor that: (i) Sublessee
               ----------
is currently leasing approximately thirteen thousand four hundred sixty-three square feet (13,463 sf) located at 4009 Miranda Avenue, Palo Alto, California ("Miranda Premises") at a monthly base rental rate (triple net) of Forty-Eight Thousand Four Hundred Sixty-Six and 80/100 ($48,466.80) ("Miranda Property Base Rent"), (ii) the term of the lease for the Miranda Premises expires on April 30, 1999, (iii) if Sublessee does not vacate the Miranda Premises prior to May 1, 1999, Sublessee shall be legally obligated under the lease for the Miranda Premises to pay to the landlord thereunder base rent in an amount equal to one hundred fifty percent (150%) of the Miranda Property Base Rent regardless of whether Sublessee vacates the Miranda Premises prior to June 1, 1999, and Sublessee shall not be entitled to receive any credit, refund, rebate or other return of any portion of such amount if Sublessee vacates the Miranda Premises prior to June 1, 1999. Based on the foregoing representations and notwithstanding any provision of this Sublease, if for any reason Sublessor cannot deliver possession of the Sublease Premises to Sublessee on the Commencement Date, such failure shall not affect the validity of this Sublease or the obligations of Sublessee hereunder or extend the term hereof, but in such case Sublessee shall not be obligated to pay rent until possession of the Sublease Premises is delivered to Sublessee and Sublessee shall be entitled to the following remedies: (a) if Sublessor delivers possession of the Sublease Premises after April 15, 1999 but on or prior to April 30, 1999, then for the period from May 1, 1999 through May 31, 1999, inclusive, Sublessee shall be entitled to a credit against any Rent (defined under Section 4.2 below) due to Sublessor under this Sublease in an amount equal to the lesser of One Thousand One Hundred Seventy-Three Dollars ($1173) per day or fifty percent (50%) of the amount actually paid by Sublessee to the landlord under the Miranda Premises lease as base rent for such period; (b) if Sublessor delivers possession of the Sublease Premises after April 30, 1999, then for the period from the date on which Sublessee delivers possession of the Sublease Premises to Sublesee through May 31, 1999, inclusive, Sublessee shall be entitled to a credit against any Rent due to Sublessor under this Sublease in an amount equal to the lesser of One Thousand One Hundred Seventy-Three Dollars ($1173) per day or fifty percent (50%) of the amount actually paid by Sublessee to the landlord under the Miranda Premises lease as base rent for such period; and (c) if Sublessor has not delivered possession of the Sublease Premises to Sublessee within thirty (30) days after the Commencement Date, Sublessee may, at its election, by notice in writing to Sublessor within ten (10) days after such thirty (30) day period, cancel this Sublease, in which event Sublessor shall return all sums actually deposited by Sublessee with Sublessor, and neither party shall have any further liability to the other and both parties shall be discharged from all obligations hereunder. Sublessee shall have no other rights or remedies against Sublessor, at law, in equity, or otherwise, for any failure of Sublessor to deliver possession of the Sublease Premises to Sublessee on or before the Commencement Date. Sublessee and Sublessor agree that the damages to Sublessee resulting from Sublessor's failure to timely deliver possession are impractical and extremely difficult to fix or ascertain and that the foregoing credits and termination right are a fair and reasonable estimate and represent the agreed upon amount of and remedies for said damages. It is the parties' intention to create by this
Section 2.1 a valid and enforceable liquidated damages provision consistent with the pertinent provisions of the California Civil Code, or any amendments thereof or successors thereto.

     SUBLESSEE AND SUBLESSOR HEREBY ACKNOWLEDGE AND AGREE THAT THE CREDITS AND TERMINATION RIGHT SET FORTH UNDER THIS SECTION 2.1 HAVE BEEN AGREED UPON AS THE PARTIES' REASONABLE ESTIMATE OF SUBLESSEE'S DAMAGES AND AS SUBLESSEE'S SOLE REMEDIES AGAINST SUBLESSOR, AT LAW, IN EQUITY OR OTHERWISE, IN THE EVENT SUBLESSOR DOES NOT

     TIMELY DELIVER POSSESSION OF PREMISES TO SUBLESSEE PURSUANT TO THIS
     SUBLEASE.


     SUBLESSOR: /s/ signature illegible       SUBLESSEE: /s/ signature illegible

If Sublessee occupies the Sublease Premises prior to the Commencement Date, such occupancy shall be subject to this Sublease, and Sublessee shall commence paying Rent upon such occupancy pursuant to Section 4 below. Any such early occupancy shall not advance the Expiration Date.

          2.2  No Renewal, Extension or Expansion Rights. To the extent that
               -----------------------------------------
Sublessor has not previously exercised such rights, Sublessor and Sublessee shall not exercise any renewal, extension or expansion rights pertaining to the Sublease Premises under the Master Lease.

     3.   Use. The Sublease Premises shall be used and occupied by Sublessee
          ---
solely in a manner and for the uses permitted under the Master Lease and for no other purpose. Sublessee, at its sole cost and expense, shall promptly comply with all federal, state and local laws, statutes, ordinances, codes, regulations, rules, orders, actions, policies or decrees now or hereinafter in effect ("Laws"), including, without limitation, the ADA, Title 24 and similar Laws pertaining to the accessibility of business establishments to persons with disabilities. Sublessee shall not do or permit to be done in or about the Sublease Premises or Building, nor bring or keep anything therein, which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or the Sublease Premises or any of its contents, or cause cancellation of any insurance policy covering the Building or the Sublease Premises or any part thereof. Sublessee shall not use, store, or dispose of any Hazardous Materials (defined below) on any portion of the Sublease Premises in violation of the Environmental Laws (defined below). As used in this Section, Hazardous Materials shall mean any substance or material which is regulated as a hazardous, toxic or dangerous waste, substance or material or is defined as a "hazardous waste" or "hazardous substance" in (or for purposes of) the Comprehensive Environmental Response, Compensation and Liability Act, the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act, the Clean Water Act, the Clean Air Act, the Toxic Substance Control Act or any so-called "Superfund" or "Superlien" law or any other Environmental Law, as now or hereinafter in effect. "Environmental Law" shall mean any federal, state or local Laws pertaining to or imposing liability or standards of conduct concerning any environmental matters, including, but not limited to, matters relating to air pollution, water pollution, noise control or Hazardous Materials. Sublessee shall not use or permit the use of the Sublease Premises in any manner that will tend to create waste or a nuisance or which will tend to disturb other tenants of the Building.

     4.   Rent.
          ----

          4.1  Base Rent. Beginning on the Commencement Date and continuing
               ---------
thereafter during the term of this Sublease, Sublessee shall pay to Sublessor a base rent of Sixty-Five Thousand Two Hundred Eleven and 80/100 Dollars per month ($65,211.80/month) ("Base Rent").

          4.2  Additional Rent. In addition to Base Rent, beginning on the
               ---------------
Commencement Date and continuing thereafter during the term of this Sublease, Sublessee shall pay to Sublessor an amount equal to Six Thousand Four Hundred Seventy-One and 40/100 Dollars per month ($6,471.40/month) ("Additional Rent") as Sublessee's contribution towards any Project Taxes and Operating Expenses in excess of Base Year Project Taxes and Operating Expenses (as those terms are defined under the Master Lease) payable by Sublessor under the Master Lease and any over-standard electrical charges payable by Sublessor under Section 4 of the Seventh Addendum. In addition, Sublessee shall reimburse Sublessor for any late fees, charges or penalties, after-hour services fees or charges, or other fees, charges or penalties imposed under the Master Lease with respect to the Sublease Premises (other than excess Project Taxes and Operating Expenses and over-standard electrical charges imposed under Section 4 of the Seventh Addendum), except to the extent such are due solely to the fault of Sublessor, and any electrical service charges due to after-hours services. Except as provided in
Section 4.4 below, Additional Rent shall be payable monthly. Base Rent and any Additional Rent payable under this Sublease are collectively referred to herein as "Rent".

          4.3  Prorations. The Rent for any period during the term of this
               ----------
Sublease which is less than one month shall be a prorata portion of the Rent for such month.

          4.4  Payment of Rent. Except as otherwise specifically provided in
               ---------------
this Sublease, Rent shall be payable in lawful money without demand, offset, deduction, counterclaim or setoff, in monthly installments, in advance, on the first day of each month during the term of this Sublease. All Rent is to be paid to Sublessor at its office at the address set forth in Section 19.1 herein, or at such other place as Sublessor may designate by notice to Sublessee; provided, however, that upon any default by Sublessor under this Sublease, Sublessee shall be entitled to pay the Rent directly to Master Landlord upon written notice to

Sublessor. To the extent any Additional Rent or any other amounts due under this Sublease are payable on account of items which are not payable monthly by Sublessor to Master Landlord under the Master Lease, such amounts shall be paid to Sublessor as and when such items are payable by Sublessor to Master Landlord under the Master Lease unless otherwise provided herein. Upon written request by Sublessee, Sublessor agrees to provide Sublessee with copies of any statements or invoices received by Sublessor from Master Landlord pursuant to the terms of the Master Lease.

          4.5  Advance Rent. Concurrently with the execution of this Sublease,
               ------------
Sublessee shall pay to Sublessor the sum of Seventy-One Thousand Six Hundred Eighty-Three and 20/100 Dollars ($71,683.20) ("Advance Rent"), which Advance Rent shall be applied by Sublessor toward the Rent for the first month of the Sublease.

     5.   Security Deposit. In addition to the Advance Rent and within seven (7)
          ----------------
days of the execution of this Sublease, Sublessee shall deliver to Sublessor an unconditional and irrevocable letter of credit in favor of Sublessor, in a form and drawn upon a financial institution reasonably acceptable to Sublessor, for the principal sum of One Hundred Forty-Three Thousand Three Hundred Sixty-Six Dollars ($143,366) ("Deposit") as security for Sublessee's faithful performance of Sublessee's obligations hereunder. If the term of any letter of credit held by Sublessor will expire prior to the Expiration Date, and it is not extended or a new letter of credit for the foregoing principal sum and for an extended period of time is not substituted within thirty (30) days prior to the expiration date of the letter of credit then held by Sublessor, then Sublessor shall be entitled to draw the entire amount of the letter of credit then held by Sublessor and hold such funds in accordance with this Section 5 until the Expiration Date. At any time that Sublessee fails to pay Rent or any other amounts due hereunder, or otherwise defaults with respect to any provision of this Sublease or the Master Lease, Sublessor shall be entitled to draw the entire amount of any letter of credit then held by Sublessor and use, apply or retain all or any portion of the Deposit for the payment of such amounts or for the payment of any other amount to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of the Deposit, Sublessee shall within ten (10) days after written demand therefor deposit cash with Sublessor in an amount sufficient to restore the Deposit to the full amount hereinabove stated and Sublessee's failure to do so shall be a material breach of this Sublease. Sublessor shall not be required to keep the Deposit separate from its general accounts. If Sublessee performs all of Sublessee's obligations hereunder, any letter of credit then held by Sublessor pursuant to this Section 5 or, if Sublessor has drawn upon such letter of credit pursuant to this Section 5, the Deposit, or so much thereof as has not been previously applied by Sublessor, shall be returned, without payment of interest or other increment for its use to Sublessee at the expiration of the term hereof and after Sublessee has vacated the Sublease Premises. No trust relationship is created herein between Sublessor and Sublessee with respect to said letter of credit or Deposit.

     6.   Parking. Sublessee shall have the non-exclusive right to use fifty
          -------
percent (50%) of the reserved and non-reserved parking spaces available for use by Sublessor under the Master Lease.

     7.   Signs. To the extent Sublessee desires to erect, install or utilize
          -----
any signs, it shall do so only in accordance with the Master Lease and at its sole cost and expense. Further, to the extent that any exterior or public area signage available under the Master Lease is of a limited nature, such signage shall be shared equally between the Sublease Premises and the remainder of the Master Premises; provided, however, that under no circumstances shall Sublessor be obligated to remove or modify Sublessor's existing monument signage located at the intersection of the driveway to the Building and Campus Drive prior to Sublessor vacating all of the Master Premises.

     8.   Master Lease.
          ------------

          8.1  Incorporation of Master Lease. To the extent applicable to the
               -----------------------------
Sublease Premises, the Master Lease is incorporated into this Sublease in its entirety as if fully set forth herein, except that the following provisions thereto are expressly excluded in their entirety from the Sublease: (i) Section 31 of, and Exhibit B to, the Original Lease; (ii) Sections 20, 21, 22, 23 and 24 of the First Addendum; (iii) Section 22 of, and Exhibit B to, the Third Addendum; (iv) Section 22 of, and Exhibit B to, the Fourth Addendum; (v) Section 22 of the Fifth Addendum; and (vi) Section 22 of the Sixth Addendum. If any provision of this Sublease expressly conflicts with any provision of the Master Lease as incorporated herein, the terms of this Sublease shall govern. Sublessee shall assume and perform for the benefit of Sublessor and Master Landlord the Tenant's obligations under the Master Lease provisions incorporated herein to the extent that the provisions are applicable to the Sublease Premises. Whenever the Master Lease requires the approval or consent of Master Landlord, Sublessee shall be required to obtain the approval or consent of both Sublessor and Master Landlord. Whenever the Master Lease requires Tenant to submit, exhibit to, supply or provide Master Landlord with evidence, certificates, or any other matter or thing, Sublessee shall submit, exhibit to, supply or provide, as the case may be, the same to both Master Landlord and Sublessor. In any such instance, Sublessor shall reasonably determine if such evidence, certificate or other matter or thing shall be satisfactory; provided, that Sublessor agrees that it shall not unreasonably withhold consent to any item which is consented to by Master Landlord. Sublessee acknowledges that it has reviewed the Master Lease and is familiar with the terms and conditions thereof. Sublessee shall not do or permit to be done anything which would constitute a violation or breach of any of the terms or conditions of the Master Lease, or which would cause the Master Lease to be terminated or forfeited.

          8.2  Direct Performance. At any time and on reasonable prior notice to
               ------------------
Sublessee, Sublessor may elect to require Sublessee to perform its obligations under this Sublease directly to Master Landlord, in which event Sublessee shall promptly send to Sublessor copies of all notices and other communications between Sublessee and Master Landlord.

     9.   Performance by Sublessor/Status of Master Landlord. Notwithstanding
          --------------------------------------------------
any other provision of the Master Lease or this Sublease, Sublessee acknowledges and agrees that performance by Sublessor is conditioned in all cases upon Master Landlord's performance of its corresponding obligations under the Master Lease, and performance by Master Landlord shall be deemed performance by Sublessor. Sublessor does not assume the obligations of the Master Landlord under the Master Lease. Sublessor shall not be liable to Sublessee for any default or other failure of the Master Landlord under the Master Lease. Despite any default or other failure by Master Landlord under the Master Lease, this Sublease shall remain in full force and effect, and Sublessee shall pay all Rent and other amounts due under this Sublease without any abatement, deduction, counterclaim or offset; provided, however, that in the event Sublessor obtains a final judgment in its favor releasing Sublessor from paying rent under the Master Lease, then Sublessor shall rebate to Sublessee an amount equal to the portion of such released rent due to the Sublease Premises less a proportionate share of all costs and expenses related to obtaining such final judgment. With respect to work, services, repairs, repainting, restoration, the provision of utilities, elevator or HVAC services, or the performance of other obligations required of Master Landlord under the Master Lease, Sublessor's sole obligation with respect thereto shall be to request the same from Master Landlord, upon written request by Sublessee. Sublessee shall contact Master Landlord first to obtain the desired service or item and shall only contact Sublessor if Master Landlord fails to perform pursuant to the Master Lease.

     10.  Furniture. As further consideration for and as a condition precedent
          ---------
to this Sublease, Sublessee agrees to purchase from Sublessor, and Sublessor agrees to sell to Sublessee, Eighty-Five (85) cubicles currently located in the Sublease Premises and the in-place wiring therefor (collectively, the "Cubicles") for the amount of Forty-Two Thousand Five Hundred Dollars ($42,500) (85 cubicles * $500 per cubicle), which amount shall be due and payable one (1) day prior to the Commencement Date. The Cubicles are part of a Harpers cubicle system, a typical cubicle of which is comprised of two (2) corner sections and one (1) straight section, a chair, a pencil drawer and two overhead files, and is wired for four CAT 5 (data) and one split CAT 3 (voice) connections. Sublessee shall accept the Cubicles "As-Is And With All Faults" so long as they are in substantially the condition as existed on February 2, 1999. Sublessee acknowledges that neither Sublessor nor Sublessor's Representatives has made, or hereby makes, any representation, warranty or covenant, written or oral, statutory, express or implied, as to any matter whatsoever, with respect to the Cubicles, including, without limitation, the design, quality, capacity, material, workmanship, operation, condition, merchantability or fitness for a particular purpose.

     11.  Alterations. Sublessee shall be solely responsible for all costs and
          -----------
expenses associated with any improvements and alterations to the Sublease Premises (collectively, "Alterations"). All Alterations shall be subject to Sublessor's prior written approval, which approval shall not be unreasonably withheld. Sublessee shall give Master Landlord at least ten (10) days prior written notice before undertaking any Alterations to enable Master Landlord, in its sole discretion, to post and record notices of nonresponsibility. Sublessee shall, at all times, keep the Sublease Premises and the Building free and clear of all mechanic's or materialman's liens relating to or arising from any Sublessee Alterations. If any mechanic's or materialman's lien arising from Sublessee's Alterations is filed and/or recorded against the Sublease Premises or the Building, Sublessee shall cause such claim or lien to be released and removed within ten (10) days of such filing and/or recording, either by satisfaction or by the posting of a release bond in the amount required by statute, and if Sublessee fails to do so, then Master Landlord or Sublessor may do so at Sublessee's sole cost and expense. Sublessee acknowledges that it is not authorized to undertake any Alterations in or to the Sublease Premises except as permitted under this Sublease and the Master Lease and that it must deliver the Sublease Premises to Sublessor on the Expiration Date in the condition required under the Master Lease.

     12.  Assignment and Subletting. Sublessee shall not assign the Sublease or
          -------------------------
sublease all or any portion of the Sublease Premises without the prior written consent of Sublessor, which consent shall not be unreasonably withheld. Sublessor may grant its consent on reasonable conditions, including, without limitation, those set forth in Section 5 of the Master Lease. Any such assignment or subletting without Sublessor's reasonable consent shall be void and, at the option of Sublessor, Sublessor may terminate the Sublease. No assignment or sublease shall release Sublessee from any of its obligations hereunder. If the consent of the Sublessor to an assignment or subletting is obtained, Sublessor shall promptly contact the Master Landlord to request the Master Landlord's consent pursuant to the Master Lease.

     13.  Indemnification.
          ---------------

          13.1 Indemnification of Sublessor. Sublessee agrees to defend,
               ----------------------------
indemnify and hold Master Landlord, Sublessor and their respective trustees, directors, officers, shareholders, employees, agents and representatives (collectively, the "Sublessor Indemnified Parties") harmless from and against all claims, damages, liabilities, losses, actions, causes of action, judgments, costs and expenses, including, without limitation, reasonable attorneys' fees (collectively, "Claims"), arising out of or relating to (i) any breach by Sublessee under this Sublease, (ii) Sublessee's use of the Sublease Premises, the Building, the Cubicles or any common areas, (iii) the conduct of Sublessee's business therein, or (iv) any act or omission of Sublessee or Sublessee's directors, officers, employees, agents, representatives, licensees, contractors or invitees in or about the Sublease Premises or the Building; provided, however, that Sublessee shall not be required to so indemnify, defend or hold harmless (a) any of the Sublessor Indemnified Parties to the extent such Claims are directly caused by the negligence or willful misconduct of such Sublessor Indemnified Parties, (b) the Sublessor Indemnified Parties to the extent that such Claims are directly caused by a breach of the Master Lease by Sublessor, or
(c) Master Landlord to the extent such Claims are directly caused by the negligence or willful misconduct of Master Landlord or Sublessor. The foregoing indemnification and defense obligations shall survive the expiration or earlier termination of this Sublease.

          13.2 Indemnification of Sublessee. Sublessor agrees to defend,
               ----------------------------
indemnify and hold Sublessee and its directors, officers, shareholders, employees, agents and representatives (collectively, the "Sublessee Indemnified Parties") harmless from and against all Claims arising out of or relating to any default by Sublessor under the Master Lease (except to the extent such default of the Master

Lease is caused by Sublessee's breach of this Sublease); provided, however, that Sublessor shall not be required to so indemnify, defend or hold harmless any of the Sublessee Indemnified Parties to the extent such Claims are directly caused by the negligence or willful misconduct of such Sublessee Indemnified Parties. The foregoing indemnification and defense obligations shall survive the expiration or earlier termination of this Sublease.

     14.  Insurance. During the entire term of this Sublease, Sublessee shall,
          ---------
at its sole cost and expense, procure and maintain all insurance required under
Section 9 of the Original Lease; provided, however, that comprehensive general liability insurance described in Section 9 of the Original Lease shall have a combined single limit for bodily injury and/or property damage liability of not less than Two Million Dollars ($2,000,000) per occurrence. Sublessee shall name Sublessor and Master Landlord as additional insureds under all such insurance policies.

          14.1 Waiver of Subrogation. Sublessee shall obtain from its insurer a
               ---------------------
waiver of all rights of subrogation that the insurer of Sublessee might have against Sublessor under all policies of insurance maintained by Sublessee at any time during the Sublease term insuring or covering the Sublease Premises or the Building or any improvements, fixtures, equipment, furnishings or other property, including, without limitation, salable goods, merchandise, and inventory, if any, in, on or about the Sublease Premises or Building.

     15.  Consent of Landlord. The Master Lease requires Sublessor to obtain the
          -------------------
written consent of Master Landlord to this Sublease. Sublessor shall solicit Master Landlord's consent to this Sublease promptly following the execution and delivery of this Sublease by Sublessor and Sublessee. In the event Master Landlord's written consent to this Sublease has not been obtained within thirty
(30) days after the execution thereof on terms reasonably acceptable to Sublessee, then this Sublease may be terminated by either party hereto upon notice to the other, and upon such termination all documents and deposits delivered hereunder shall be promptly returned and neither party hereto shall have any further rights against or obligations or liabilities to the other party hereto.

     16.  Default by Sublessee. Upon any default by Sublessee under this
          --------------------
Sublease, Sublessor shall have all rights and remedies available to Master Landlord under the Master Lease in the event of a similar default on the part of Sublessor thereunder, and all rights and remedies at law or in equity. Notwithstanding any other provision of this Sublease, Sublessee shall, with respect to the Sublease Premises, cure any default by Sublessee under this Sublease within the period allowed to Tenant under the Master Lease even if such time period is shorter than the period otherwise allowed under this Sublease due to the fact that notice of default from Sublessor to Sublessee is given after the corresponding notice of default from Master Landlord to Sublessor.

     17.  Termination of the Lease. Except as provided in Section 17.1 below, if
          ------------------------
for any reason the term of the Master Lease shall terminate prior to the Expiration Date, this Sublease shall automatically be terminated and Sublessor shall not be liable to Sublessee by reason thereof unless said termination shall have been caused by the default of Sublessor under the Master Lease.

          17.1 Attornment. Master Landlord, by executing this document, agrees
               ----------
that until a default shall occur in the performance of Sublessor's obligations under the Master Lease, that Sublessor may receive, collect and enjoy the Rent accruing under this Sublease. However, if Sublessor shall default in the performance of its obligations to Master Landlord then Master Landlord may at its option, receive and collect, directly from Sublessee, all Rent owing and to be owed under this Sublease. Master Landlord shall not, by reason of the collection of the Rent from Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's remaining obligations.

          Sublessor hereby irrevocably authorizes and directs Sublessee upon receipt of any written notice from the Master Landlord stating that a default exists in the performance of Sublessor's obligations under the Master Lease to pay to Master Landlord the Rent due and to become due under this Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Landlord, and that Sublessee shall pay such Rent to Master Landlord without any obligations or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such Rent so paid by Sublessee.

          In the event that Sublessor shall default in its obligations under the Master Lease, then Master Landlord, at its option and without being obligated to do so, may require Sublessee to attorn to Master Landlord in which event Master Landlord shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Landlord shall not be liable for any prepaid Rent nor any Deposit paid by Sublessee, nor shall Master Landlord be liable for any other defaults of the Sublessor under the Sublease.

          In the event that Sublessor defaults under its obligations to be performed under the Master Lease by Sublessor, Master Landlord agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any default of Sublessor described in any notice of default within ten (10) days after service of such notice of default on Sublessee. If such default is cured by Sublessee, then Sublessee shall have the right of reimbursement and offset from and against Sublessor.

     18.  Brokers. Sublessor and Sublessee represent and warrant to each other
          -------
that no brokers were involved in connection with the negotiation or consummation of this Sublease other than Catalyst Real Estate ("Catalyst"), as Sublessee's representative, and Colliers Parrish International ("Colliers"), as Sublessor's representative. Except as to Colliers and Catalyst, each party agrees to defend, indemnify, and hold the other harmless from and against any and all claims, damages, liabilities, losses, actions, causes of action, judgments, costs and expenses, including, without limitation, reasonable attorneys' fees arising out of or relating to the claims of any broker, agent, finder or other such person or entity claiming by, through or under the acts or agreements of such indemnifying party. Sublessor shall pay to Colliers a commission due pursuant to Sublessor's separate written agreement with Colliers. Colliers shall pay fifty percent (50%) of such commission to Catalyst.

     19.  Miscellaneous Provisions.
          ------------------------

          19.1 Notices. Any notice, demand or request which may be permitted,
               -------
required or desired to be given in connection with this Sublease shall be given in writing and directed to Sublessor and Sublessee as follows:

If to Sublessor:              Electronics for Imaging, Inc.
                              303 Velocity Way
                              Foster City, California 94404
                              Attention: Michael L. Wright
                              Facsimile No.: (650) 357-3219

With a copy to:               Russell & Walker LLP
                              Spear Street Tower
                              One Market Plaza
                              Eighteenth Floor
                              San Francisco, California 94105
                              Attention: Richard Walker, Esq.
                              Facsimile No.: (415) 808-4840

If to Sublessee:              E-Stamp Corporation
                              4009 Miranda Avenue, Suite 225
                              Palo Alto, California 94304-1218
                              Attention:  Rick Prime
                                         Vice-President Finance
                              Facsimile No.: (650) 843-8078

With a copy to:               Perkins Coie, LLP
                              2420 Sand Hill Road, Suite 203
                              Menlo Park, California 94025
                              Attention: Edward J. Wes, Jr.
                              Facsimile No.: (650) 854-9465

Notices shall be either (i) personally delivered (including delivery by Federal Express or other courier service) to the offices set forth above, in which case they shall be deemed delivered on the date of delivery to said offices; (ii) sent by facsimile, in which case they shall be deemed delivered on the date sent, provided, however, that any notices sent by facsimile shall also be sent by overnight courier on the same day; or (iii) sent by certified mail, return receipt requested, in which case they shall be deemed delivered on the date shown on the receipt unless delivery is refused or delayed by the addressee, in which event they shall be deemed delivered on the date of refusal or delay of delivery by the addressee. The addresses and addressees may be changed by giving notice of such change in the manner provided for above.

          19.2 Entire Agreement. This Sublease (including all exhibits attached
               ----------------
hereto, except those sections of the Master Lease excluded under Section 8.1 above) constitutes the entire understanding between the parties with respect to the transaction contemplated herein, and all prior or contemporaneous agreements, understandings, representations and statements, whether oral or written, are superceded by this Sublease.

          19.3 Time of Essence. Time is of the essence in this Sublease.
               ---------------

          19.4 Applicable Law. This Sublease shall be governed by and construed
               --------------
pursuant to the laws of the State of California.

          19.5 Attorneys' Fees. In the event of any litigation (including,
               ---------------
without limitation, any litigation in a bankruptcy proceeding) between the parties with respect to the Sublease Premises, this Sublease, the performance of the parties' obligations hereunder or the effect of a termination of this Sublease, or any other matter related thereto, the prevailing party shall be entitled to its reasonable costs and expenses incurred in connection with such litigation, including reasonable attorneys' fees.

          19.6 Recording. Neither Sublessor or Sublessee shall record this
               ---------
Sublease or a memorandum hereof without the consent of the other.

          19.7 Examination of Sublease. SUBMISSION OF THIS INSTRUMENT FOR
               -----------------------
EXAMINATION OR SIGNATURE BY SUBLESSEE DOES NOT CONSTITUTE A RESERVATION OF OR OPTION FOR SUBLEASE, AND IT IS NOT EFFECTIVE AS A SUBLEASE OR OTHERWISE UNTIL EXECUTION BY AND DELIVERY TO BOTH SUBLESSOR AND SUBLESSEE AND CONSENTED TO BY MASTER LANDLORD IN ACCORDANCE WITH THE TERMS OF THE MASTER LEASE.

          19.8 Counterparts. This Sublease may be executed in one or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, Sublessor and Sublessee have executed this Sublease as of the date first written above.

SUBLESSOR:                          ELECTRONICS FOR IMAGING, INC.,
                                    a Delaware corporation

                                    By: /s/ Eric T. Saltzman
                                         Eric T. Saltzman
                                         Vice-President


SUBLESSEE:                          E-STAMP CORPORATION,
                                    a Delaware corporation

                                    By: /s/ Sunir Kapoor
                                         Sunir Kapoor
                                         President and C.E.O.

                   [Consent of Master Landlord On Next Page]

     Master Landlord hereby consents to the foregoing Sublease, upon the following express terms and conditions:

          1. The Sublease is subject and subordinate to the Master Lease and to all of the terms, covenants, conditions, provisions and agreements contained in the Master Lease.

          2. Pursuant to Section 5 of the Master Lease, (a) Sublessor shall pay to Master Landlord, throughout the term of the Sublease, fifty percent (50%) of all amounts collected by Sublessor under the Sublease which are in excess of the amounts required to be paid by Sublessor under the Master Lease with respect to the Sublease Premises; and (b) Sublessor shall promptly reimburse Master Landlord for the actual costs incurred by Master Landlord in connection with the review and processing of the Sublease, including, without limitation, Master Landlord's reasonable attorneys' fees.

          3. Any improvements or alternations to the Sublease Premises shall require the prior written approval of Master Landlord pursuant to the terms of the Master Lease.

MASTER LANDLORD:                    THE JOSEPH AND EDA PELL
                                    REVOCABLE TRUST

                                    By: /s/ Signature Illegible

                                    Its: _______________________

                                LIST OF EXHIBITS


Exhibit A                     Master Lease

Exhibit B                     Floor Plan

                                   EXHIBIT A
                                       TO
                               SUBLEASE AGREEMENT

                                  MASTER LEASE

     A copy of the Master Lease is attached hereto.

                               AGREEMENT OF LEASE

THIS LEASE is made on the 30th day of July, 1992, between The Joseph and Eda Pell Revocable Trust ("LANDLORD") and Electronics For Imaging, a California corporation ("TENANT").

     1. PREMISES. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, upon the terms and conditions hereinafter set forth, those premises (hereinafter "premises") constituting approximately 32,863 rentable square feet and 31,254 useable square feet as shown on Exhibit "A" attached hereto, of which 25,000 rentable square feet and 24,264 useable square feet are located on the first floor and 7,863 rentable square feet and 6,990 useable square feet on the second floor of that building commonly known as 2855 Campus Drive (hereinafter "the building"). The building is located on that real property commonly known as 2855 Campus Drive, San Mateo, California (hereinafter "the Project"), which includes the building, parking area, arcade, landscaping and related improvements.

     2. TERM. The term of this lease shall be fifty (50) months and shall commence on the 1st day of November, 1992, and end on the 31st day of December, 1996, inclusive; provided, however that in the event Landlord is unable to deliver possession of the premises to Tenant upon the date above specified for the commencement of the term of this lease, neither Landlord nor its agents shall be liable for any damage caused thereby, nor shall this lease thereby become void or voidable, and the term herein specified shall in such case commence upon the date of delivery of possession of the premises to Tenant and shall terminate fifty (50) months thereafter.

     In such event Tenant shall not be liable for any rent until such time as Landlord shall deliver possession of said premises to Tenant.

     3. RENT. Tenant agrees to pay to Landlord as rent for the premises the sum of Forty-Seven Thousand Three Hundred Twenty-Two Dollars ($47,322.00) per month in advance on the 1st day of the term of this lease (subject to Paragraph 36 hereof) and on the 1st day of each calendar month thereafter during the term, except that if the 1st day of the term shall not be the 1st day of the month, the rental for the portion of the term occurring in the first and last calendar months of the term shall be appropriately prorated. All installments of rent shall be paid at the office of Landlord, or at such other place as may be designated in writing from time to time by Landlord, in lawful money of the United States and without deduction or offset for any cause whatsoever except as otherwise specifically provided herein. The rental for which provision is hereinabove made shall be subject to adjustment as provided in Paragraph 20 hereof; or other covenants and conditions hereinafter set forth. Notwithstanding the foregoing, no such rent shall be due for the first five (5) months of the lease term.

     All other sums which are to be paid to Landlord by Tenant pursuant to the terms of this lease shall be deemed additional rent, and shall be paid by Tenant to Landlord within ten (10) days after receipt by Tenant of a billing therefor or at such other time as is specifically provided in this lease.

     4. USE. The premises are to be used for general office purposes and for no other business or purpose. No use shall be made or permitted to be made of the premises, nor acts done in or about the premises, which will in any way conflict with any law, ordinance, rule or regulation, permit, occupancy certificate, or other entitlement affecting the use or occupancy of the premises, now or hereafter in effect, or which will increase the existing rate of insurance upon the Project or cause a cancellation of any insurance policy covering the building or any part thereof, nor shall Tenant sell, or permit to be kept, used or sold in or about the premises any article which may be prohibited by the standard form of fire insurance policy. Tenant shall at its own expense comply with all present and future laws, ordinances, orders, rules, regulations, and/or requirements of all governmental authorities pertaining to Tenant's particular use or occupancy of the premises, or Tenant's activities therein. Tenant shall not commit, or suffer to be committed, any waste upon the premises, or any public or private nuisance, or other act or thing which may obstruct or disturb the quiet enjoyment of any other tenant in the Project, nor shall Tenant, without the written consent of Landlord, use any apparatus, machinery or device in or about the premises which shall cause any substantial noise or vibration, or which shall substantially increase the amount of electricity or water, if any, agreed to be furnished or supplied under this lease. Tenant shall not install or use heat-generating machines, excess lighting, or other equipment which may affect the temperature otherwise maintained by the air conditioning equipment, without the prior written consent of Landlord. Tenant may install the usual office machines and equipment, such as electrical typewriters, adding machines, teletypewriters and similar equipment. Notwithstanding the foregoing, Tenant may install and operate at the premises computers and related equipment, subject to the provisions of this lease respecting use of the premises and installation of alterations and trade fixtures.

     5. ASSIGNMENT. Tenant shall not directly or indirectly sell, assign, mortgage, encumber or transfer this lease, sublet the premises or any part thereof or allow any other person (excepting Tenant's agents and employees) to occupy the premises or any portion thereof, without the prior written consent of Landlord; provided that Tenant shall not be required to obtain Landlord's consent to use of the Premises by Tenant's invitees and customers so long as such invitees and customers are not subtenants or assignees of Tenant. Any such proposed, attempted or consummated sale, assignment, mortgage, encumbrance, transfer, subletting, occupancy or other prohibited act described in the preceding sentences is herein collectively called a "transfer" and the person or entity who or which is the proposed or actual recipient of a "transfer" is herein collectively called a "transferee." This prohibition against transfers does not include the transfer of the Tenant's stock through any public exchange. As used herein, a "transfer" shall not include a transfer of this lease in connection with a merger, consolidation or nonbankruptcy reorganization of Tenant's business, or a transfer to a subsidiary, affiliate, division or corporation controlled by or under common control with Tenant or a purchaser of substantially all of the assets of Tenant located at the premises, so long as the transferee agrees in writing to be bound by all of the terms of this lease and has a net worth equal to or greater than that of Tenant at the time of the proposed transfer (with Tenant's net worth measured as of the commencement date of this lease), the use proposed by the transferee is permitted pursuant to Paragraph 4 above and is otherwise consistent with the first class office nature of the building; and no such transfer shall result in Tenant being released or discharged from any liability under this lease. Tenant shall give Landlord written notice of any proposed transfer. Said notice shall state the proposed commencement date of the desired transfer, all material terms of the proposed transfer, the name and address of the proposed transferee, and Tenant shall deliver to Landlord with said notice a true and complete copy of all agreements relating to the proposed transfer together with current complete financial statements of the proposed transferee. Thereafter, Tenant shall immediately furnish Landlord with any other information concerning the proposed transferee as Landlord shall reasonably request.

     Landlord shall not unreasonably refuse or delay its consent to Tenant's transfer of the premises. Landlord may grant its consent on reasonable conditions, including but not limited to (i) Landlord's approval of the proposed transferee's financial status; (ii) Landlord's approval of the proposed tenant improvement plan, including any modifications affecting the HVAC system; (iii) a condition that the proposed tenant improvements are to be made in a manner reasonably satisfactory to Landlord, and (iv) a condition that Landlord shall be entitled to receive fifty percent (50%) of the amount by which the rent received by Tenant from a transferee exceeds the rental required hereunder.

     Any transfer hereunder by Tenant shall not result in Tenant being released or discharged from any liability under this lease other than as specifically set forth above. As a condition to Landlord's prior written consent as provided for in this paragraph, the transferee(s) shall agree in writing to comply with and be bound by all of the terms, covenants, conditions, provisions and agreements of this lease, and Tenant shall deliver to Landlord, promptly after execution, an executed copy of each sublease and an agreement of said compliance by each transferee. Tenant shall not agree to any modification of such sublease, including any further transfer, without Landlord's prior written consent.

     If Landlord consents to any such subletting or assignment, Tenant shall pay to Landlord the amount of all Landlord's actual costs of processing such proposed transfer (including, without limitation, reasonable attorney's fees).

     Consent to any transfer shall not constitute consent to any subsequent transfer. If Tenant makes any transfer without the prior written consent of Landlord, Landlord may collect rent from the transferee and apply such rent against amounts owing hereunder without waiving its rights hereunder, and consent of Landlord shall not be deemed or presumed from such conduct. Landlord may, at its option, terminate this lease in the event of any transfer of this lease which does not comply with the provisions of this paragraph.

     6. REPAIRS AND ALTERATIONS. Subject to any punchlist items prepared in accordance with Exhibit B and to any latent defects discovered within one year after delivery (provided that nothing herein shall be construed to require Landlord to correct any item in the premises damaged by Tenant's misuse thereof), Tenant agrees by taking possession of the premises as herein set forth that such premises are then in a tenantable and good condition and conform with the requirements of this lease, that Tenant will take good care of the premises, and that the same will not be altered or changed without the written consent of the Landlord. Tenant shall promptly notify Landlord of any, damage to or defect in any part of the premises, or in any equipment or utility system serving the premises, of which Tenant becomes aware and which may cause or result in death or injury to any person or damage to property notwithstanding that Landlord may have no obligation with respect thereto. As part of the consideration for rental hereunder, Tenant agrees that all alterations, improvements, repairs or maintenance of the premises shall, except as otherwise herein agreed, be made by contractors reasonably acceptable to Landlord, at Tenant's expense, and Tenant hereby waives the provisions of Subdivision (1) of Section 1932 and of Sections 1941 and 1941.1 of the Civil Code of California, and all rights to make repairs at Landlord's expense under the provisions of Section 1942 and 1942.1 of said Civil Code or any other provision of law. Unless otherwise provided by written agreement, all alterations, improvements and changes that may be permitted by Landlord shall at the termination of the lease become the property of Landlord, and shall remain upon and be surrendered with the premises, provided however, that at Landlord's option Tenant shall, at Tenant's expense, when surrendering the premises, remove the same and restore the premises to their original condition at the commencement of this lease, provided that Landlord shall have so notified Tenant at the time Landlord consented to such alterations, improvements or changes. All damage or injury done to the premises by Tenant, or by any persons who may be in or around the premises with the consent of Tenant, shall be paid for by Tenant. Tenant shall, at the termination of this lease by the expiration of time or otherwise, surrender and deliver up the premises to Landlord in as good condition as when received by Tenant from Landlord, reasonable wear and tear excepted. Tenant shall pay for all damage to the building, the Project, or appurtenant areas or equipment, as well as all damage to tenants or occupants thereof or their property caused by Tenant or by Tenant's agents, contractors, invitees or representatives. Subject to Tenant's express repair obligations set forth herein, Landlord shall maintain and keep the Project in good condition, provided that Landlord shall be entitled to treat the costs thereof as "Operating Expenses" to the extent permitted under Paragraph 20(e)(2) of this lease. Landlord agrees to reasonably cooperate with Tenant in enforcing any warranties applicable to systems and equipment Tenant is obligated to repair and maintain hereunder.

     7. TRADE FIXTURES. Subject to the provisions of Paragraphs 4 and 6 hereof, Tenant may install and maintain its trade fixtures on the premises, provided that such fixtures, by reason of the manner in which they are affixed, do not become an integral part of the building or premises. Tenant, if not in default hereunder, may at any time or from time to time during the term hereof, or upon the expiration or termination of this lease, alter or remove any such trade fixtures so installed by Tenant. If not so removed by Tenant on or before the expiration or termination of this lease, Tenant, upon the request of Landlord, shall remove the same. Any damage to the premises caused by any such installation, alteration or removal of such trade fixtures shall be promptly repaired at the expense of the Tenant.

     8. SERVICES. Landlord shall furnish the premises with a reasonable amount of water and electricity suitable for general office uses including a normal complement of electrical office equipment, daily janitor service except on Saturdays, Sundays and public holidays, window washing with reasonable frequency, replacement of fluorescent tubes and light bulbs, toilet room supplies, and elevator service consisting of non-attended automatic elevators. Such heat and air-conditioning as may be required for the comfortable occupation of the premises will be provided during the hours of 7:30 AM to 6:00 PM daily except Saturdays, Sundays and public holidays. During other hours, Landlord shall provide reasonable heat and air-conditioning upon twenty-four (24) hours' notice by Tenant to Landlord, and Tenant, upon presentation of a bill therefor, shall pay Landlord for such service on an hourly basis at the then prevailing rate as established by Landlord. The current hourly rate is Thirty Dollars ($30.00) per hour. This rate shall be reviewed and may be subject to adjustment annually.

     If in the reasonable judgment of Landlord any equipment or device used on the premises (other than the usual office machines permitted pursuant to Paragraph 4 hereof) will result in unusual electrical (e.g., 24-hour, on-line computer functions) or water use, Landlord may either (i) estimate the amount of Tenant's excess usage and charge Tenant a surcharge based on the current actual utility rates for the building, or (ii) cause a special meter to be installed on the premises to measure the amount of electric current or water consumed for such equipment or device. Tenant shall pay all expenses directly related to any such meters, including without limitation, the expense of such meters and of installation, maintenance and repair thereof, for all such electric current or water so consumed (at the rates then in effect by the utility furnishing same utilizing the average rate for the building), and for the expense of keeping account of the electric current or water so consumed. If Landlord does not install such separate meter until after the use of such equipment or device has commenced, Tenant shall pay the actual expense of electric current or water consumed prior to installation of the meter as reasonably estimated by Landlord on the basis of actual use determined after installation of the meter. Landlord may install supplemental air conditioning units in the premises or otherwise provide supplemental air conditioning if any heat-generating equipment or devices are installed or used on the premises, and all expenses of such supplemental air conditioning (including without limitation installation, operation, repair and maintenance, separate metering, if any, and accounting for such expenses), determined in the reasonable judgment of Landlord, shall be paid by Tenant. Landlord shall not be liable for direct or indirect or consequential damage or damages for (i) personal discomfort, inconvenience, illness, injury or death of Tenant, its employees, agents, invitees, clients, licensees, guests, customers or any other persons whatsoever, nor (ii) injury or damage to property, by reason of the operation or non-operation of any of the above-referenced equipment or systems, or for any interruption, reduction, or cessation of the supply, quality or character of any utility or other service, unless caused by the gross negligence or willful misconduct of Landlord. Tenant shall be solely responsible for providing appropriate protections (including data storage back-up devices) against loss of its computer data or other electronic data.

     Landlord's obligations hereunder are subject to adoption by Landlord of energy conservation measures required by any governmental entity, and Tenant shall cooperate in effectuating such energy conservation measures upon request of Landlord including without limitation those measures specified in the Project Rules and Regulations.

     9. INSURANCE. Notwithstanding any other provision of this lease, Tenant at its expense shall maintain the following insurance coverages: (a) worker's compensation insurance as may be required by law; (b) comprehensive general liability insurance issued by an insurer reasonably satisfactory to Landlord, with a combined single liability limit for bodily injury and property damage of not less than One Million Dollars ($1,000,000) per occurrence, or such greater amount as an institutional mortgagee of Landlord may reasonably require from time to time, insuring against all liability of Tenant and its authorized representatives arising out of and in connection with Tenant's use or occupancy of the premises; and (c) "all risk" property insurance on Tenant's personal property and fixtures and all Tenant's improvements to the premises. Tenant's property policies shall not provide for deductible amounts in excess of $1,000 without the prior written consent of Landlord. At the request of Landlord, the liability insurance shall include products liability coverage. All such insurance shall insure performance by Tenant of the indemnity and hold harmless provisions of Paragraph 10 hereof. Landlord shall be named as an additional insured with Tenant on such liability policy, and such policy shall include cross-liability endorsements. Tenant's liability policy of insurance shall be primary and noncontributory to any insurance carried by Landlord. At the commencement of the lease term, and annually on renewal of such insurance, Tenant shall deliver to Landlord an original certificate of such insurance from the insurer, which certificate shall show the coverages required by this lease (including, without limitation, that Tenant's insurance is primary and noncontributory with respect to any insurance of Landlord), that Landlord shall be an additional insured, and shall provide that such policy shall not be cancelled or modified without thirty (30) days prior written notice by the insurer to Landlord. If Tenant fails to obtain such insurance or to furnish such certificate as required in this lease, Landlord may, but shall not be obligated to, obtain such insurance at the expense of Tenant, and Tenant shall promptly pay such expense to Landlord.

     Landlord may, without diminishing or affecting in any way Tenant's obligations to maintain insurance as herein provided, maintain any insurance coverage on the building, the Project, or the premises deemed appropriate by Landlord in its sole discretion, including without limitation lessor's risk or comprehensive general liability insurance, worker's compensation insurance, extended coverage, fire or casualty insurance, with replacement cost riders, flood or earthquake insurance, rental or business interruption insurance, and such insurance may provide for such deductible amounts in amounts deemed appropriate by Landlord. Except as otherwise expressly provided herein or required by law, Landlord shall have no obligation to maintain such insurance. Notwithstanding any contribution by Tenant to Landlord for insurance premiums as part of the operating expenses as may be required in this lease, no insurable interest is conferred upon Tenant under any policies carried by Landlord, and Tenant shall have no right to receive any proceeds of insurance from policies carried by Landlord. If Tenant desires to receive indemnity by way of insurance for any property, work or thing whatever, Tenant shall insure same for its own account and shall not look to Landlord for reimbursement or recovery in the event of loss or damage from any cause, whether or not Landlord has insured same and recovered therefor.

     Each party hereby waives its right of recovery against the other for any losses which are or are required to be insured against under this Paragraph, regardless of cause or origin, including negligence of the other party hereto, and covenants that no insurer shall hold any right of subrogation against such other party. Each party shall advise insurers of the foregoing, and such waiver shall be a part of each policy maintained by each party which applies to the premises or Tenant's use and occupancy of any part thereof.

     10. HOLD HARMLESS AND NONLIABILITY OF LANDLORD. Inasmuch as Tenant has agreed to carry the insurance-specified in Paragraph 9, the parties agree that Landlord shall not be liable for, and Tenant hereby waives all claims against Landlord with respect to or arising out of, any death or injury or damage that may result to any person or property in or about the premises, or the Project, from any cause whatsoever, including but not limited to injury or damage resulting from any defects in the Project or any equipment located therein, or from the acts or omissions of any persons, including cotenants, or any acts or omissions of Landlord, except insofar as such injury or damage may result from the negligence or willful misconduct of Landlord or its employees, agents, contractors, licensees or invitees. In addition, Landlord shall not be liable for any loss or damage for which Tenant is required to insure pursuant to Paragraph 9, nor for any loss or damage resulting from any construction, alterations or repairs performed by Tenant or its contractors, agents or employees.

     Tenant agrees to indemnify and hold Landlord harmless against all claims, and the expense of defending against such claims, for death or for injury or damage to persons or property occurring in or about the premises or occurring outside the premises to the extent such death, injury or damage results from the act, failure to act, negligence or other fault of Tenant or its agents, employees, contractors, licensees or invitees. Tenant further agrees to indemnify and hold harmless Landlord against any and all claims by or on behalf of any person, firm or corporation, arising from the conduct of any work done by or for Tenant in or about or from transactions of Tenant concerning the premises, and will further indemnify and hold Landlord harmless against and from any and all claims arising from any breach or default on the part of the Tenant to be performed pursuant to the terms of this lease. Tenant shall also indemnify and hold harmless Landlord against all costs, reasonable counsel fees, expenses and liabilities incurred in connection with any such claims or actions or proceedings brought thereon. If any action or proceeding is brought against Landlord by reason of any such claims or liability, Tenant agrees to defend such action or proceeding at Tenant's sole expense by counsel reasonably satisfactory to Landlord. The provisions of this Paragraph 10 shall survive the expiration or termination of this lease.

     Should Landlord, without fault on Landlord's part, be made a party to any litigation instituted by or against Tenant, or by or against any person holding under or using the premises by license of Tenant, or for the foreclosure of any lien for labor or material furnished to or for Tenant or any such other person or otherwise arising out of or resulting from any act or transaction of Tenant or of any such other person, Tenant shall pay to Landlord the amount of any judgment rendered against Landlord or the premises or any part thereof, and all costs and expenses, including reasonable attorneys' fees, incurred by Landlord in or in connection with such litigation.

     11. DESTRUCTION. If the premises or the building wherein the same are situated shall be destroyed by fire or other casualty, or be so damaged thereby that they are untenantable and cannot be rendered tenantable within one hundred eighty (180) days from the date of such destruction or damage in the reasonable opinion of the Landlord, Landlord shall so notify Tenant in writing within thirty (30) days after the date of such destruction or damage, and either Landlord or Tenant may terminate this lease by giving written notice to the other within thirty (30) days after the date of the first notice. If neither party elects to terminate this lease, or if the damage or destruction shall not be such as to permit termination of the lease as above provided, Landlord shall with due diligence, to the extent of any insurance proceeds received by Landlord, or to the extent of insurance proceeds which would have been received by Landlord but for Landlord's failure to maintain the insurance required of Landlord pursuant to this Lease, repair said premises, and a proportionate reduction shall be made in the rent herein corresponding to the time during which and to the portion of the premises of which Tenant shall be deprived of possession, as reasonably determined by Landlord. The provisions of Subdivision 2 of Section 1932 of the California Civil Code, and of Subdivision 4 of Section 1933 of that Code, shall not apply to this lease, and Tenant waives the benefits of such provisions. In repairing the premises, Landlord may use designs, plans and specifications other than those used in the original construction, and may alter or relocate any or all of the building, including the premises, provided that the premises as altered or relocated shall be in all material respects reasonably comparable to the premises as defined herein. Leasehold improvements installed in the premises by Landlord at its expense shall be repaired and rebuilt by Landlord, subject to the same requirements applicable to the premises under this paragraph.

     12. NOTICES. All notices, demands, requests, consents, or approvals ("notices" hereafter) which are required or authorized to be given by Landlord or Tenant pursuant to this lease or by law, or which Landlord or Tenant may desire to give to the other, shall be in writing. All notices to Landlord shall be addressed to Pell Development Company, 100 Smith Ranch Road, Suite 325, San Rafael, California 94903 or such other address as Landlord may from time to time request, and shall be personally delivered to an employee of Landlord or served by mail. All notices to Tenant shall be addressed to Tenant at the premises, and shall be delivered to the premises, personally or by messenger or air courier, or served by mail addressed to the premises, whether or not Tenant has departed from, abandoned, or vacated the premises, or to such other address as Tenant may from time to time designate in writing. Tenant waives the provisions of Section 1162 of the California Code of Civil Procedure, provided that any notice to Tenant under Section 1161 of the California Code of Civil Procedure is given in compliance with this Paragraph. All notices served by mail shall be deposited in the United States mail, first class postage prepaid (or, at the option of the party giving the notice, may be by certified or registered mail, postage prepaid), addressed as herein provided, and shall be effective (a) on the third day after being deposited in the mail, as determined by the postmark, or if there is no postmark then by other competent evidence, or (b) when received if earlier or if otherwise served.

     13. INSOLVENCY OR RECEIVERSHIP. Either (a) the appointment of a receiver to take possession of all, or substantially all, of the assets of Tenant, which appointment is not dissolved for a period of thirty (30) days thereafter, (b) a general assignment by Tenant for the benefit of creditors, (c) any action taken or suffered by Tenant under any insolvency or bankruptcy or reorganization act, which action remains undischarged for a period of thirty (30) days, (d) the attachment, execution or other judicial seizure of Tenant's interest in this lease or in any substantial amount of Tenant's assets located on the premises, which such seizure is not discharged for a period of thirty (30) days thereafter; or (e) an admission by Tenant in writing of its inability to pay its debts as they become due, shall constitute a breach of this lease by Tenant.

     14.  DEFAULT.

          (a) Events of Default. The occurrence of any of the following shall
              -----------------
constitute an event of default on the part of Tenant: (1) failure of Tenant to pay rent or other payments when due hereunder, such failure continuing for a period of five (5) days after Landlord gives Tenant written notice of such failure; provided, however, that Landlord shall not be required to provide such notice more than twice in any 12-month period during the term of this lease, the third such nonpayment constituting default without requirement of notice; (2) vacation or abandonment by Tenant of the premises; (3) transfer of Tenant's interest in this lease, or any part thereof without the consent of Landlord as provided in Paragraph 5 hereof; (4) occurrence of a breach of this lease under Paragraph 13 hereof, relating to the financial condition of Tenant; (5) failure of Tenant to cure a breach of an obligation under this lease which results in a nuisance to other tenants in the Project or to Landlord, or presents a hazard to persons or property, within 48 hours after notice of such breach; (6) failure of Tenant to perform any other obligation, covenant, or agreement under this lease, other than those matters specified above, such failure continuing for thirty
(30) days after notice of such failure (or such longer period as is reasonably necessary to remedy such default, provided that Tenant shall, within such thirty
(30) day period commence and thereafter continuously and diligently pursue such remedy at all times until such default is cured). Any notice by Landlord under this Paragraph shall be sufficient if it informs Tenant of the general nature of Tenant's failure to perform Tenant's obligations hereunder. If Tenant fails to perform any obligation hereunder at a time when Tenant is entitled to no cure periods, Landlord shall be entitled to exercise the remedies herein provided for default without written notice to Tenant or an opportunity to Tenant to cure such default.

          (B) REMEDIES. Upon the occurrence of an event of default under
              --------
Paragraph 14(a) of this lease, Landlord shall have the following rights and remedies, which shall be cumulative, and any other remedies provided by law:

          Without prejudice to any of the remedies that Landlord may have under this lease, or at law or equity by reason of Tenant's default, Landlord may (i) terminate this lease and avail itself of all the rights and remedies of the Landlord provided by section 1951.2 of the Civil Code of the State of California, or successor Code section; (ii) elect to have the lease continue in effect for so long as Landlord does not terminate Tenant's right to possession, in which case Landlord may enforce all of its rights and remedies under this lease, including (but without limitation) the right to recover all unpaid rental, including adjustments pursuant to paragraph 20 hereof, as it becomes due, and Landlord, without terminating this lease, may exercise all of the rights and remedies of a Landlord under section 1951.4 of the Civil Code of the State of California or any successor Code section; (iii) enter the premises and remove therefrom all persons and property, store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, and sell such property and apply the proceeds therefrom pursuant to applicable California law, and (iv) have a receiver appointed for Tenant, upon application by Landlord, to take possession of the premises and to apply any rental collected from the premises and to exercise all other rights and remedies granted to Landlord pursuant to subparagraph (iii) above. Acts of maintenance and preservation or efforts to lease the premises or the appointment of a receiver upon application of Landlord to protect its interest under the lease shall not be construed as a termination of Tenant's right to possession of the premises under Section 1951.4 of the California Civil Code, or any successor law thereto, nor shall any such act be construed as an election on Landlord's part to terminate this lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction.

     If Landlord elects to terminate this lease after Tenant's default, Landlord may recover all amounts provided in 1951.2 of the California Civil Code (including, without limitation, the costs and expenses of recovering the premises, the reasonable costs and expenses of subletting or re-letting the premises including reasonable attorneys' fees and any real estate commissions actually paid or incurred, provided that any commission paid to a company owned by Landlord shall not exceed the prevailing market rate for such commission, and any costs and expenses of repairs or alterations for such sub-letting or re-letting) with interest thereon at the rate herein provided, and any additional amounts which may now or hereafter be authorized by law.

     If Landlord subleases the premises, then upon each such subletting, Tenant shall immediately pay to Landlord (in addition to any other amounts due hereunder) all reasonable costs and expenses of such subletting, including without Limitation reasonable attorneys' fees and any real estate commissions actually paid or incurred (provided that any commission paid to a company owned by Landlord shall not exceed the prevailing market rate for such commissions) and any costs and expenses of such alterations and repairs, and the present worth of the amount, if any, by which the unpaid rentals and other amounts due hereunder for any portion of the balance of the term of this lease included in the period of such subletting exceed the rentals reserved in such sublease (computing present worth by assuming the legal rate of interest), less the amount, if any, of said rental loss which Tenant proves could have been reasonably avoided, with interest on all such sums at the rate herein provided. Rents received by Landlord from such re-letting shall be applied; first, to the payment of any unpaid sums due to Landlord from Tenant under the preceding sentence hereof; second, to the payment of any indebtedness, other than monthly rent, due hereunder from Tenant to Landlord (including interest on defaulted payments hereunder); third, to the payment of rent due and unpaid hereunder and the residue, if any, shall be held by Landlord and applied in payment of future rent or other obligations as the same may become due and payable hereunder. If rentals received from such a subletting during any month are less than rentals and other payments to be paid during or prior to that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Any such deficiency shall be calculated and paid monthly.

     Landlord shall have the right to cure any default of Tenant at Tenant's expense. Tenant shall pay to Landlord immediately upon demand all costs incurred by Landlord in curing any such default. No such cure by Landlord shall constitute a waiver by Landlord of the default of Tenant or prevent Landlord from exercising the other remedies herein provided for default by Tenant.

          (c) Late charges. Tenant acknowledges that late payment by Tenant to
              ------------
Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this lease, including without limitation processing and accounting charges, administrative expense, and additional interest expense or late charges to Landlord resulting from late payment by Landlord of payments due on obligations of Landlord, whether or not secured by an encumbrance on the premises. Tenant acknowledges that the exact amount of such damages would be extremely difficult and impractical to ascertain, and that the expense of attempting to ascertain the exact amount of such damages would be an additional cost not contemplated by this lease. Accordingly, in the event that Tenant shall fail to pay any installment of rent or any sum due hereunder within ten (10) days after the later of the date such amount is due or the effective date of any notice required to be given by Landlord in connection therewith, and without regard to whether Landlord exercises any remedy herein provided for default by Tenant, Tenant shall pay to Landlord as additional rent a late charge equal to four percent (4%) of each such installment or other sum. Landlord and Tenant agree that the late charge herein provided is a reasonable estimate of the damages which Landlord shall incur by reason of late payment by Tenant. Landlord's acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount if Tenant fails to pay such amount within any applicable grace period provided in this lease, nor shall such acceptance prevent Landlord from exercising any rights or remedies herein provided for default by Tenant.

          (d) Other. In addition to the foregoing, and regardless of whether
              -----
Landlord has exercised any remedies for default hereunder, if an event of default has occurred under Paragraph 14(a) hereof and is continuing at the time Tenant purports to exercise a right or option granted hereunder, Tenant shall have no right to exercise any right of first refusal, option to extend the term of this lease or option to expand the premises granted to Tenant hereunder or in any other agreement relating to the premises, the building or the Project, and any attempt to exercise such a right or option shall be void and of no effect whatsoever, provided, however, that Tenant's right to possession of the premises, and Tenant's rights to sublet the premises or assign its lease pursuant to the provisions of Paragraph 5 hereof, shall not be deemed terminated unless Landlord terminates the lease by written notice as herein provided. Any period provided herein for the exercise by Tenant of any such right or option hereunder shall not be tolled, extended, or otherwise affected to the benefit of Tenant by reason of any such disability of Tenant hereunder regardless of any attempt by Tenant to exercise such right or option hereunder while such an event of default exists hereunder. Any defaulted payments hereunder shall bear interest at 3% per annum plus the greater of (i) the Federal Reserve Bank rate, specified in
Article 15, Section 1 of the California Constitution, prevailing on the 25th day of the month preceding execution of this lease (it being understood that this lease is not a contract to make a loan or forbearance), or (ii) such Federal Reserve Bank rate prevailing on the 25th day of the month preceding the date such defaulted payment was due hereunder, regardless of whether Landlord exercises any remedies hereunder.

     Tenant hereby waives all claims for damages that may be caused by Landlord's re-entering and taking possession of the premises or removing and storing the property of Tenant as authorized in this paragraph, and will hold Landlord harmless against all loss, costs or damages occasioned thereby, and no such re-entry shall be considered or construed to be a forcible entry.

     15.  REMOVAL OF PROPERTY. [Intentionally deleted].

     16. WAIVER. No provision of this lease shall be deemed waived by Landlord or Tenant except by a writing signed by Landlord or Tenant. The waiver by Landlord or Tenant of any breach of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition or of any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant, or condition of this lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No endorsement on any check or other form of payment or statement in any communication accompanying any payment shall be deemed an accord or satisfaction, and Landlord or Tenant may accept any payment without prejudice to any rights Landlord or Tenant may have at law or under this lease. Any consent by Landlord or Tenant to any act or omission by Tenant or Landlord for which Landlord's or Tenant's consent is required hereunder shall not be deemed to be a consent to any subsequent act or omission of the same or different nature, nor shall any such consent be deemed to be a waiver of the requirement of Landlord's or Tenant's consent for any subsequent act or omission of the same or different nature.

     17. ATTORNEYS' FEES. If Tenant or Landlord shall bring any action for any relief against the other, declaratory or otherwise, arising out of this lease or Tenant's occupancy of the premises, including any suit by Landlord for the recovery of rent or possession of the premises, the losing party shall pay to the prevailing party a reasonable sum for attorneys' fees incurred in bringing such suit, and/or enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of such action and shall be paid whether or not such action is prosecuted to judgment. Any judgment or order entered in such action shall contain a specific provision providing for the recovery of attorneys' fees and costs incurred in enforcing such judgment. For the purposes of this section, attorneys' fees shall include, without limitation, fees incurred in the following: (1) postjudgment motions; (2) contempt proceedings; (3) garnishment, levy, and debtor and third party examinations; (4) discovery; and (5) bankruptcy litigation.

     18. TAXES PAYABLE BY TENANT. Tenant shall pay, before delinquency, all taxes levied against, imposed upon, measured by, or resulting from or with respect to (a) any personal property or trade fixtures placed by Tenant in or about the premises; (b) any improvements ("Special Improvements") to the premises in excess of building standard improvements, whether owned by Landlord or Tenant; (c) the possession, lease, operation, management, maintenance, alteration, improvement, repair, use or occupancy of the premises or any portion thereof by Tenant (provided that this clause shall not be construed to require Tenant to make payments in duplication of amounts payable pursuant to Paragraph 20 hereof); (d) this transaction or any document to which Tenant is a party creating or transferring any interest or estate in the premises; (e) the cost and expenses of contesting the amount or validity of any of the foregoing taxes. If any such taxes are levied against Landlord or Landlord's property, and if Landlord pays the same, which Landlord shall have the right to do regardless of the validity of such levy, or if the assessed value of Landlord's property is increased by the inclusion therein of a value placed upon such personal property, trade fixtures or Special Improvements of Tenant, and if Landlord pays the taxes based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, Tenant shall, upon demand, repay to Landlord the taxes so levied against Landlord, or the proportion of such taxes resulting from such increase in the assessment, as the case may be. In the event that it shall not be lawful for Tenant so to reimburse Landlord, the rent payable to Landlord under this lease shall be revised to yield to Landlord the same net rent from the premises after imposition of any such tax upon Landlord as would have been received by Landlord from the premises prior to the imposition of such tax. The amount of any tax upon Tenant's personal property attached to the premises, trade fixtures or Special Improvements which is included in the property tax assessment for the building shall be determined on the basis of the records of the County Assessor if such records are sufficiently detailed to allow such determination, and if not, then the amount shall be determined on the basis of the actual cost of construction or installation thereof. Notwithstanding the foregoing, Tenant shall have the right to contest the imposition or assessment of any such taxes by appropriate legal procedures, provided that unless the taxing authority agrees to suspend Tenant's obligation to pay such amounts during the pendency of such contest, Tenant shall not be relieved of the obligation to pay, or reimburse Landlord for, any such taxes during the pendency of such contest, and Tenant shall indemnify and hold Landlord harmless from any liability, cost, damage or expense arising out of such contest.

     19. LIENS. Tenant shall keep the premises, building, and the Project, free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant.

     20. RENTAL ADJUSTMENT. The monthly rental provided in Paragraph 3 shall be subject to adjustment as follows:

     (a) Landlord shall bear all Project Taxes and Operating Expenses through and including the Base Year, which is calendar year 1993. If Project Taxes and Operating Expenses in any subsequent year of the lease term exceed the Base Year Project Taxes and Operating Expenses, Tenant shall pay to Landlord with respect to each such year, Tenant's Share of such excess.

     (b) Tenant shall pay its share of any such excess in the following manner:
After the first calendar year following the Base Year (hereinafter referred to, together with each successive calendar year of the lease term, as the "Comparison Year"), Landlord shall calculate the actual Project Taxes and Operating Expenses and Tenant's share of the excess amount over the Base Year Project Taxes and Operating Expenses. Landlord shall notify Tenant of the total amount of its share of the excess. Tenant shall pay to Landlord the full amount of its share of the excess for the first Comparison Year within thirty (30) days after its receipt of the invoice. One-twelfth (1/12th) of Tenant's share of the excess for the first Comparison Year shall be added to the monthly rental payments required to be made by Tenant in the Second Comparison Year as an estimated amount of Tenant's share of the excess for such Comparison Year, and any installments which would have been payable in the months preceding Landlord's notice to Tenant shall be payable within thirty (30) days after Landlord's notice. The procedure outlined above shall be repeated in each successive Comparison Year, provided that the total amount of monthly payments made by Tenant in any Comparison Year shall be deducted from its share of the excess amount for such Comparison Year, with the balance to be paid by Tenant within thirty (30) days after its receipt of the reconciliation statement for such Comparison Year, or with any overpayment by Tenant to be credited against the next installment of rent due under the lease, and further provided that Tenant shall pay the same installment amount in each Comparison Year as in the prior year until such amount is adjusted by Landlord in the reconciliation statement for the prior Comparison Year.

     (c) Landlord shall, as soon as practicable after the close of any calendar year for which rental was increased under Subparagraph 20(a) hereof, deliver to Tenant a written statement summarizing actual Project Taxes and Operating Expenses for such calendar year and showing Tenant's Share of any excess over the Base Year Project Taxes and Operating Expenses. If Tenant disputes the amount set forth in such statement, Tenant shall have the right, by written request made not later than thirty (30) days following receipt of such statement, to cause Landlord's books and records with respect to such calendar year to be audited by independent certified public accountants mutually acceptable to Landlord and Tenant. Prior to any such audit, Tenant shall pay to Landlord a deposit equal to the full amount of any unpaid amount in dispute. Notwithstanding the foregoing, Tenant may elect to deposit such disputed amount with a neutral escrowholder by so notifying Landlord provided that in such event, the audit must be concluded, and Landlord and Tenant shall each cause the escrowholder to release any amounts determined to be owed to Tenant or Landlord, respectively, no later than sixty (60) days following the original due date for the disputed amount. All amounts held in such escrow account shall bear interest at the highest available rate for short-term deposits for the benefit of Tenant, unless such audit reveals that the amount in dispute is in fact owing to Landlord, in which case such interest shall be for the benefit of Landlord. The amounts payable under Subparagraph 20(b) by Landlord to Tenant or Tenant to Landlord, as the case may be, shall be appropriately adjusted on the basis of such audit. If such audit discloses a liability for further refund by Landlord to Tenant in excess of five percent (5%) of the amount determined by Landlord pursuant to this subparagraph 20(c) hereof as Tenant's Share of actual excess Project Taxes and Operating Expenses for such calendar year, the cost of such audit and the escrowholder's fee shall be borne by Landlord; otherwise the cost of such audit and the escrowholder's fee shall be borne by Tenant. Tenant shall pay all reasonable expenses of Landlord in connection with any inspection or audit of Landlord's books and records hereunder (including without limitation accounting or legal fees incurred by Landlord in connection therewith), unless under the terms of this subparagraph 20(c) Landlord is required to pay the cost of an audit for the calendar year covered by Tenant's inspection or audit. If Tenant shall not request an audit in accordance with the provisions of this subparagraph 20(c) within ninety (90) days of receipt of Landlord's statement, such statement shall be conclusively binding upon Tenant.

     (d) Tenant's obligation under this Paragraph 20 for any fraction of a calendar year at the end of the lease term shall be determined by prorating Tenant's obligation hereunder on the basis which the number of days in such fractional calendar year in the lease term bears to 365. If the lease term terminates during a calendar year, additional rent payable hereunder, as pro-rated, shall be due and payable when determined notwithstanding the termination of this lease. If this lease shall be terminated by Landlord pursuant to the default provisions of Paragraph 14,

Tenant's liability under this Paragraph 20 shall immediately be due and payable, based upon Landlord's reasonable current projection as to likely excess actual Project Taxes and Operating Expenses if the same are not yet then ascertainable with certainty, with any such projection and payment by Tenant subject to subsequent adjustment when the actual applicable Project Taxes and Operating Expenses can be determined. For purposes of this Paragraph 20, Project Taxes and Operating Expenses for any year (including the Base Year) during which the Project is not fully occupied shall be calculated by projection as if the Project were 95% occupied during the entire calendar year.

     (e) For the purposes of this paragraph the following definitions shall apply:

          (1) "Project Taxes" shall include (a) all real estate taxes, possessory interest taxes, personal property taxes levied upon, measured by, or assessed to Landlord in connection with the Project other than taxes covered by Paragraph 18, and any other taxes, charges and assessments (including, without limitation, any taxes, charges or assessments for public improvements, services or benefits, transit development fees, housing funds, education funds, street highway or traffic fees, environmental charges, fees or penalties imposed as a means of controlling or abating environmental degradation or energy use (provided, however, that Project Taxes shall not include charges based on the presence of Hazardous Substances), and taxes, charges or assessments upon or measured by or for parking facilities) which are levied with respect to or in connection with the Project, and any improvements, fixtures and equipment and all other property of Landlord, real or personal, located in or around the Project and used in connection with the operation of the Project; and (b) any other tax, charge, assessment, fee or governmental imposition or charge of every kind or nature whatsoever assessed to Landlord in connection with the Project, any part thereof, or the premises (other than estate taxes, inheritance taxes, or net income taxes payable against nonrental as well as rental income) whether or not in addition to or in lieu of such real estate and possessory interest or personal property taxes, whether or not now customary or within the contemplation of the parties hereto, ordinary or extraordinary, foreseen or unforeseen, or similar or dissimilar to any of the foregoing, including by way of illustration but not limitation any and all taxes, impositions, charges, fees or assessments upon, allocable to, or measured by the area of the premises or the Project or on the rent payable hereunder or the rent payable on the premises or the Project or any portion thereof, including without limitation any gross income tax, excise tax or value added tax, levied by any governmental or quasi-governmental entity with respect to the Project, any part thereof, or such rent; and (c) the reasonable cost and expenses of contesting the amount or validity of any of the foregoing taxes. In the event that it shall not be lawful for Tenant to reimburse Landlord for Tenant's Share of any tax, as defined herein, the rent payable to Landlord under this lease shall be revised to yield to Landlord the same net rent from the premises after imposition of any such tax upon Landlord as would have been received by Landlord hereunder prior to the imposition of such tax. Notwithstanding anything to the contrary in this paragraph, Tenant shall not be responsible for any increase in real property taxes arising from any sale or transfer of the Project, or any interest therein, or in Landlord, during the first five (5) years commencing with the commencement of this lease. Tenant shall be responsible for Tenant's share of any increases in real property taxes occasioned by changes in the existing real property tax laws or regulations, or the enactment of any new real property tax laws or regulations, after the date hereof.

          (2) "Operating Expenses" shall mean all costs and expenses of ownership, operation and maintenance of the Project

(excluding depreciation on the buildings and improvements, all amounts paid on loans of Landlord, real estate brokers' commissions, and expenses capitalized for federal income tax purposes except as specified herein) including by way of illustration but not limited to: utilities; supplies; insurance; business license, permit, inspection and other authorization fees, charges, exactions and taxes; special charges or assessments for services provided to the Project, including without limitation sewer, water, fire or police protection; cost of services of independent contractors (including without limitation accounting and legal services and property management fees); cost of compensation (including employment taxes and fringe benefits) of all persons who perform regular and recurring duties connected with day-to-day operation, maintenance and repair of the buildings, their equipment and the adjacent walks, malls, arcades, atriums, balconies, roof gardens, parking area and landscaped areas, including without limitation janitorial, scavenger, gardening and landscaping, security, operating engineer, elevator, painting, plumbing, electrical, carpentry, heating, ventilation, air-conditioning, window washing, signing and advertising (but excluding persons performing services not uniformly available to or performed for substantially all Project tenants); maintenance and repair expenses, including but not limited to capital expenditures required to meet changed government regulations and governmental regulations for environmental protection or energy conservation, and rental expenses for personal property to the extent used in the maintenance, operation and repair of the Project; Landlord's reasonable administration expense; and the reasonable cost of contesting the validity, amount, or applicability of any governmental enactments or other expenses which may affect Operating Expenses.

          (3) "Tenant's Share" is agreed to be forty-three and 30/100 percent (43.3%).

     21. SUBORDINATION. Tenant agrees that this lease shall be subject and subordinate to any mortgage, deed of trust or like encumbrance heretofore or hereafter placed upon the Project or the premises by Landlord or its successors in interest, to secure the payment of monies loaned, interest thereon and/or other obligations, and this lease also shall be subject and subordinate to any ground lease or underlying lease heretofore or hereafter affecting the Project. Notwithstanding the foregoing, in the event that, subsequent to the execution of this lease, a new mortgage, deed of trust or like encumbrance on the premises is created, or a ground lease or underlying lease to which this lease shall be subordinate is entered into, then this lease shall be subject and subordinate to such encumbrance or lease only if Landlord obtains from such mortgagor or lessor a written agreement in form acceptable to such mortgagor or lessor, providing substantially that Tenant's rights under this lease shall not be affected by any foreclosure or deed in lieu of foreclosure of, or sale under such encumbrances for so long as Tenant performs its obligations under this lease (or, in the case of a ground lease or underlying lease, Tenant's rights shall not be affected by any termination of such lease for so long as Tenant performs its obligations under this lease). Tenant agrees to execute and deliver, upon demand of Landlord, any and all instruments reasonably desired by Landlord, subordinating in the manner requested by Landlord, this lease to such mortgage, deed of trust, like encumbrance, ground lease, or underlying lease. On or before the commencement date of this Lease, Landlord shall deliver to Tenant a recordable non-disturbance agreement in favor of Tenant, in commercially reasonable form, executed by Bank of America with respect to its mortgage lien encumbering the Project.

     22. OFFSET STATEMENT. Within ten (10) business days after request therefor by Landlord, or in the event of any sale, assignment or hypothecation of the premises and/or the Project or any portion thereof, by Landlord, Tenant agrees to deliver in recordable form a certificate to any proposed mortgagee, trust deed beneficiary or purchaser, or to Landlord, in form reasonably satisfactory to the addressee, certifying as to (a) the date of this lease and any amendments thereto, (b) the date upon which this lease term commenced and will end, (c) the fact that this lease, as so amended, is in full force and effect and has not been modified except as stated, (d) whether any rentals are then prepaid or unpaid hereunder, (e) whether any defaults then exist hereunder, (f) whether Tenant claims any offsets or defenses to any obligation imposed hereunder and (g) any other information reasonably requested of Tenant. If Tenant is provided with a proposed form of such certificate, and fails to execute same within ten (10) business days after receipt thereof, Tenant agrees that such failure shall, at Landlord's option, constitute an event of default under this lease. Tenant acknowledges that any proposed mortgagee, trust deed beneficiary, or purchaser, or Landlord, may rely on the truth of statements set forth in such certificate as executed by Tenant.

     23. ATTORNMENT. In the event of a termination of all or any part of Landlord's interest in the building or the Project due to sale or other disposition, or from any cause whatsoever or in the event of the foreclosure of or exercise of a power of sale under any mortgage or deed of trust made by Landlord covering the premises, Tenant shall attorn to and recognize as Landlord hereunder, Landlord's assignee or successor in interest or the purchaser at such foreclosure or sale in lieu thereof, as the case may be, on condition that such assignee, successor or purchaser does not disturb Tenant's possession under this lease (so long as no event of default exists under Paragraph 14(a) hereof). Any such sale, disposition, or other termination of Landlord's interest in the building or Project shall operate to release Landlord from any liability thereafter arising under any of the covenants or conditions of this lease, express or implied, in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of Landlord's successor in interest under this lease, as limited by Paragraph 29 hereof.

     24. CONDEMNATION. Should the whole or any part of the premises be condemned and taken by any competent authority for any public or quasi-public use or purpose, or should Landlord receive written notice of any threatened condemnation or taking, Landlord shall promptly notify Tenant in writing. All awards payable on account of such condemnation and taking shall be payable to Landlord, and Tenant hereby waives all interest in or claim to said awards, or any part thereof; provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or require Tenant to assign to the Landlord any award made payable to Tenant and specifically designated as compensation for the taking of personal property and fixtures belonging to Tenant and removable by Tenant at the expiration of the term of the lease or for the interruption of or damage to Tenant's business or for any costs or expenses of relocating Tenant's business. If the whole of the premises shall be so condemned and taken, then this lease shall terminate effective on the earlier of thirty (30) days after Landlord's delivery of a notice to Tenant to such effect or the date upon which the condemning authority takes possession. If a part only of the premises is condemned and taken and the remaining portion thereof is not suitable for the purposes of which Tenant had leased said premises, either Landlord or Tenant may terminate this lease upon thirty days' notice to the other, which notice must be served on the other within ten (10) business days of Landlord's delivery of the notice of condemnation to Tenant. If by such condemnation and taking a part only of the premises is taken, and the remaining part thereof is suitable for the purposes for which Tenant has leased said premises, this lease shall continue, but the rental shall be reduced in an amount proportionate to the value of the portion taken as it related to the total value of the premises.

     25. WAIVER OF REDEMPTION; HOLDING OVER. Tenant hereby waives for Tenant and all those claiming under Tenant, all right now or hereafter existing to redeem the leased premises after termination of Tenant's right of occupancy by notice of termination by Landlord pursuant to Paragraph 14 hereof or by order or judgment of any court or by any legal process or writ. If Tenant holds over after the term hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month to month only, and not a renewal hereof or an extension for any further term, and in such case the rent shall be increased to any amount which Landlord may specify in a written notice to Tenant (but not exceeding 125% of the rent payable hereunder immediately before expiration of the term), and all other payments provided herein shall be payable in the amount and at the times specified in this lease. Such month to month tenancy shall be subject to every other term, covenant, and agreement contained herein except as to the term of this lease.

     26.  ENTRY AND INSPECTION; CONFIDENTIALITY.

          (a) Landlord and its agents shall have the right to enter into and upon the premises at all reasonable times upon at least 24 hours oral notice (which shall not be required in the case of emergency), for the purpose of inspecting the same, or for the purpose of showing same to prospective purchasers, mortgagees, or tenants, or for the purpose of protecting the interest therein of Landlord or to post notices of non-responsibility, or to make alterations or additions to the premises or to any other portion of the building in which the premises are situated, including the erection of scaffolding or other mechanical devices, or to provide any service provided by Landlord to Tenant hereunder, including window cleaning and janitor service, without any rebate of rent to Tenant for any loss of occupancy or quiet enjoyment of the premises, or damage, injury or inconvenience thereby occasioned, provided that in all situations other than an emergency Landlord shall exercise its rights hereunder in a manner that will not unreasonably interfere with Tenant's use of the premises. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon, and about the premises, excluding Tenant's vaults and safes, or special security areas (designated in a writing signed by Tenant and Landlord in advance), and Landlord shall have the right to use any and all means which Landlord may deem necessary or proper to open said doors in an emergency, without liability of Landlord to Tenant, in order to obtain entry to any portion of the premises, and any entry to the premises, or portions thereof obtained by Landlord by any of said means, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the premises, or an eviction, actual or constructive, of Tenant from the premises or any portions thereof. Landlord shall make reasonable efforts to minimize any interference with Tenant's use and enjoyment of the premises in making any such entry. In connection with any such entry to the premises, Tenant may require that Landlord or its agent or contractor be accompanied by Tenant, provided that Tenant shall be available for such accompaniment in accordance with Landlord's or its agent's or contractor's schedule.

          (b) Landlord acknowledges that Tenant's operations at the premises will include the development, application and marketing of confidential and proprietary trade secrets. If Tenant provides Landlord written notice describing in reasonably sufficient detail certain areas within the premises as secure areas, Landlord agrees to enter such areas only after advance notice to Tenant and subject to accompaniment by Tenant, except that such notice and accompaniment shall not be required in cases of emergency, or upon expiration or earlier termination of this lease. Landlord agrees to not disclose such confidential and/or proprietary information about Tenant and its business; provided, however, that Landlord shall not be precluded from making any disclosure compelled by a court or other governmental entity.

          (c) Subject to events of force majeure, acts of God, riot, war, public disturbance, casualties, events beyond Landlord's control, and to the necessity to limit or restrict access as may be required from time to time for safety, repair or maintenance, Tenant shall have access to the premises 24 hours per day, seven days a week.

     27. BUILDING PLANNING. Landlord shall have the right at any time, without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor, to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets, or other public parts of the building and the Project, and to change the name, number or designation by which the building or the Project is commonly known.

     28. HAZARDOUS SUBSTANCES. Landlord represents and warrants to Tenant that to the best of its knowledge as of the date of this lease, there are no Hazardous Substances located in, on or under the building or the Project other than as disclosed to Tenant in writing; provided that, for purposes of the foregoing representation and warranty, "Hazardous Substances" shall mean those substances which are as of the date of this lease regulated by local, state or federal law or regulation requiring removal or other remediation, warning or restrictions on use, generation, storage, disposal or transportation to the extent those substances are present in quantities which are deemed hazardous by such laws or regulations. For purposes of the remainder of this Paragraph 28, "Hazardous Substances" shall mean those substances which are now or hereafter regulated by local, state or federal law or regulation requiring removal or other remediation, warning or restrictions on use, generation, storage, disposal or transportation to the extent those substances are present in quantities which are deemed hazardous by such laws or regulations. Landlord shall indemnify and hold Tenant harmless from and against all claims, costs, damages and liabilities, including attorneys' fees and costs, arising out of or in connection with the presence of any Hazardous Substances in, on or under the building or the Project to the extent such presence is caused by Landlord or such presence existed prior to the date of this lease. Landlord's obligations hereunder shall survive the termination of this lease.

     Tenant, at its sole cost, shall comply with all laws relating to its storage, use, generation, transportation, disposal and release of Hazardous Substances. If Tenant does store, use, generate, transport or dispose of any Hazardous Substances, Tenant shall notify Landlord in writing at least ten (10) days prior to their first appearance on the premises; provided, however, that Tenant shall not have to give such notice with regard to incidental quantities of any such Hazardous Substances present in products stored, used or otherwise brought onto the premises for general office and/or janitorial purposes. Tenant shall be solely responsible for and shall defend, indemnify and hold Landlord and its agents, employees and representatives harmless from and against all claims, costs, damages and liabilities, including attorneys' fees and costs, arising out of or in connection, with Tenant's, or Tenant's agents, contractors or employees, storage, use, generation, transport, disposal or release of Hazardous Substances, including, without limitation, any such claims, costs, damages and liabilities, including attorneys' fees and costs, arising out of or in connection with any investigation, testing, removal, clean-up, remediation and/or restoration services, work, equipment and materials necessary to remove or otherwise satisfactorily remediate the contamination and any related problems actually caused by Tenant's, or Tenant's agents, contractors or employees, use, storage, generation, transportation, disposal or release of Hazardous Substances in, on or around the premises or the Project; but it is understood and agreed that Tenant shall not be responsible, and Landlord releases Tenant from liability for, Hazardous Substances contamination in, on or around the premises, including without limitation investigation, testing, remediation and/or restoration costs related thereto, that is not actually caused by the storage, use, generation, transport, disposal or release of Hazardous Substances by Tenant or Tenant's agents, contractors or employees. Tenant's obligations hereunder shall survive the termination of this lease. If at any time during or after the term of this lease, as it may be extended, Tenant becomes aware of any inquiry, investigation, and administrative proceeding, or judicial proceeding by any governmental agency regarding the storage, use or disposition of any Hazardous Substances by Tenant or its agents, contractors or employees on or about the premises or the Project, Tenant shall within five (5) days after first learning of such inquiry, investigation or proceeding give Landlord written notice advising Landlord of same. Landlord and Tenant agree that this Paragraph 28 is intended to delineate the parties' respective rights and obligations regarding the presence of Hazardous Substances in, on or around the premises or the Project and that other provisions of this lease shall not be construed to expand, or limit, such rights or obligations.

     29. LIMITATION ON LANDLORD'S LIABILITY. In the event of any actual or alleged failure, breach or default by Landlord hereunder pertaining to the premises, the building, or the Project, Tenant shall give Landlord written notice of such default and Landlord shall not be deemed in default hereunder unless Landlord fails to cure such default within thirty (30) days after receipt of such written notice (or such longer period as is reasonably necessary to remedy such default, provided that Landlord shall, within such thirty (30) day period, commence and thereafter diligently pursue such remedy until such default is cured). If Landlord fails to cure such default in the applicable time period, Tenant may elect to cure such default, and Landlord shall reimburse Tenant the reasonable costs of such cure within thirty (30) days after its receipt of documentation of such costs. If Landlord fails to make such payment when due, Tenant may deduct the amount of such costs from its monthly base rental payment, provided that the amount of the deduction in any one month shall not exceed fifty percent (50%) of the base rental amount due for such month, and provided further that Tenant shall not be entitled to exercise such deduction right with respect to base monthly rental payments for more than four months in any twelve month period during the term of this Lease. In consideration of the benefits accruing to Tenant hereunder, Tenant agrees for itself and its successors and assigns that in the event of any such failure, breach or default,' or of any damage to Tenant from any act or omission of Landlord pertaining to the premises or the Project, the sole and exclusive remedy of Tenant shall be against Landlord's interest in the Project, that any judgment obtained against Landlord, or any person who owns an interest in the building or land shall be satisfied solely by execution of the judgment and levy against the right, title and interest of Landlord or such person in the Project, and rentals therefrom. Neither Landlord, nor any such person who owns any interest whatsoever in the Project, shall be personally liable for any deficiency after such execution and levy. Notwithstanding the foregoing, Tenant shall have recourse against Landlord for any loss incurred by Tenant as a result of Landlord's failure to carry the insurance required under this lease, or the failure of an assignee of Landlord to whom Landlord has sold or transferred its interest in the Project to assume liability for the defaults or obligations of Landlord which accrued prior to the date of such sale or transfer.

     30. SUCCESSORS AND ASSIGNS. Subject to the provisions hereof relating to assignment, mortgaging, pledging and subletting, this lease is intended to and does bind the heirs, executors, administrators, successors and assigns of any and all of the parties hereto.

     31. SECURITY. Tenant has deposited with Landlord the sum of Forty-Seven Thousand Three Hundred Twenty-Two Dollars ($47,322.00) as the Security Deposit for the full and faithful performance of every provision of this lease to be performed by Tenant. Title to the Security Deposit has been transferred to Landlord subject only to Tenant's right to the return of the Security Deposit as set forth below. If Tenant defaults with respect to any provision of this lease, Tenant's right to the return of the Security Deposit shall terminate to the extent of any payments then past due hereunder, and Landlord may apply all or any part of the Security Deposit for the payment of any rent or other sum in default, the repair of such damage to the premises or the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other, loss or damage which Landlord may suffer by reason of Tenant's default to the full extent permitted by law. If any portion of the Security Deposit is so applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on the Security Deposit. If Tenant is not otherwise in default, the Security Deposit or any balance thereof shall be returned to Tenant at its last address known to Landlord within thirty (30) days of termination of the lease.

     32. PARKING. Landlord agrees that Tenant shall be provided on a non-exclusive basis and at no additional cost with 112 non-reserved automobile parking spaces. Such number of parking spaces shall be subject to pro rata adjustment if a lesser or greater area shall hereafter be contained in the definition of the premises subject to this lease. Said parking spaces shall be located in the parking area which is part of the Project. Landlord shall keep the parking area clean, lighted and in good repair. Landlord shall not oversubscribe parking at the Project. Landlord may designate certain parking areas as Visitors' Parking, to be reserved for guests and/or visitors of the Project, and Tenant and Tenant's employees shall not park in areas designated for Visitors' Parking. Additionally, Landlord agrees that Tenant shall be provided on an exclusive basis and at no additional cost with fifteen (15) reserved automobile parking spaces. Said reserved parking spaces shall be properly marked by Landlord as "Reserved." The location of the reserved parking stalls is identified in Exhibit C. Landlord shall have no policing or enforcing responsibilities with respect to the reserved spaces.

     33. SUITE AND BUILDING IDENTIFICATION. Landlord will provide, at Landlord's expense, Tenant's name plate and suite number on Tenant's suite door using building standard design and materials and shall provide lobby directory signage for Tenant and a reasonably limited number of key employees in building standard design. Tenant shall be permitted monument signage at the front of the building at Tenant's sole expense, subject to Landlord's reasonable approval and provided that Tenant shall be responsible for compliance with applicable codes and regulations.

     34. RULES AND REGULATIONS. The rules and regulations attached to this lease, as well as such reasonable rules and regulations as may be hereafter adopted by Landlord for the safety, care and cleanliness of the premises and the operation of the Project, and the preservation of good order thereon, are hereby expressly made a part hereof, and Tenant agrees to comply with them. Landlord shall not be liable to any person, including Tenant, for the failure of any other tenant or person to observe such rules and regulations.

     35.  TIME. Time is of the essence of this lease.

     36. LEASE EXAMINATION AND EXECUTION. Tenant acknowledges that submission of this lease for examination by Tenant does not constitute a reservation or option for lease, and that this lease is not and shall not be effective until
(a) Tenant has delivered to Landlord at least three originals of this lease, fully executed by Tenant, accompanied by payment to Landlord of a sum equal to the sum of (i) one month's rent hereunder, which shall be applied toward Tenant's rental obligations under Paragraph 3 hereof upon commencement of this lease, and (ii) the amount of the security deposit provided in Paragraph 31 hereof; and (b) Landlord has delivered to Tenant at least one fully executed original of this lease. Tenant, and each person executing this lease on behalf of Tenant, represent and warrant that this lease is duly executed by Tenant, and that the persons executing this lease on behalf of Tenant are duly authorized so to do and to bind Tenant to the obligations set forth in this lease. Landlord, and each person executing this lease on behalf of Landlord, represent and warrant that this lease is duly executed by Landlord, and that the persons executing this lease on behalf of Landlord are duly authorized so to do and to bind Landlord to the obligations set forth in this lease.

     37. MISCELLANEOUS. This lease shall constitute the entire agreement of the parties pertaining to the premises and all prior agreements and representations of the parties (except representations of Tenant concerning its financial condition), whether written or oral, shall be superseded by this lease. This lease may not be amended or modified except by written agreement duly executed by the parties hereto. This lease shall be interpreted as follows: (a) according to the fair meaning of the language without strict construction against either party; (b) under the laws of the state of California; (c) by disregarding captions, which shall have no significance except convenience; (d) by substituting appropriate gender where required; and (e) by substituting the plural for the singular, and vice versa, where the context requires. If any provision of this lease is found to be unenforceable or otherwise invalid, such unenforceable provision shall be deemed separable and the remaining provisions of this lease shall remain in full force and effect. Landlord's and Tenant's covenants shall survive termination of this lease where reasonably appropriate to accomplish the purpose thereof. Tenant, at its sole cost and expense, may cause to be prepared a memorandum of lease to be executed by the parties, in form reasonably acceptable to Landlord, which may be recorded by Tenant in the Official Records of San Mateo County, California. Upon the expiration or earlier termination of this lease, Tenant shall cause to be prepared and recorded in the Official Records of San Mateo County, California, at its sole cost and expense, a quitclaim deed to be executed by Tenant, in form reasonably acceptable to Landlord.

     38. EXHIBITS. Exhibit A hereto, Exhibit B hereto, Exhibit C hereto, the Rules and Regulations attached hereto as Exhibit D, and any other Exhibit or Addendum which is initialed or signed by Landlord and Tenant and attached hereto shall be considered a part of this lease for all purposes.

     39. BROKERS. Landlord and Tenant each warrants that it has had no dealings with any real estate brokers or agents in connection with the negotiation of this lease excepting only Cornish and Carey Commercial and The CAC Group and it knows of no other real estate broker or agent who is entitled to a commission in connection with this lease.

     40. NO LIGHT, AIR OR VIEW EASEMENT. Any diminution or shutting off of light, air or view by any structure which is now or may hereafter be erected on lands adjacent to the Project shall in no way affect this lease or impose any liability on Landlord. Noise, dust or vibration or other incidents to new construction of improvements on lands adjacent to the Project, whether or not by Landlord, shall in no way affect this lease or impose any liability on Landlord.

     IN WITNESS WHEREOF, Landlord and Tenant have executed these presents the day and year first above written.

LANDLORD:                           TENANT:

THE JOSEPH AND EDA PELL REVOCABLE   ELECTRONICS FOR IMAGING,
TRUST                               a California corporation

By:/s/ Signature Illegible          By:/s/ Signature Illegible
  Its:__________________________         Its:__________________________________

By:______________________________   By:______________________________________
  Its:__________________________         Its:__________________________________

                                   EXHIBIT A

                               [EXHIBIT OMITTED]

                                   EXHIBIT A

                               [EXHIBIT OMITTED]

                                   EXHIBIT B

                               SUITE IMPROVEMENTS

     1. Landlord shall, at Landlord's cost, construct the improvements to the premises described in, and in accordance with, those certain plans and specifications for the premises (the "Final Plans") dated June 15, 1992, by Ambience. Subject to any Tenant Delays, as hereinafter defined, Landlord estimates the construction period to substantially complete the tenant improvements to be 60 days from the date of issuance of the permit for the tenant improvements (said completion date is hereinafter referred to as the "estimated completion date"), and Landlord will use its best efforts and due diligence to obtain such permit at the earliest date reasonably possible and complete the tenant improvements by the estimated completion date. Landlord shall provide Tenant with access to the premises for the purpose of installing modular office cubicles, computer and telephone wires and other cabling no later than three weeks prior to the estimated completion date. Landlord shall have no responsibility for coordinating or installing such cubicles, wires or cables. Tenant shall be solely responsible for the cost of acquisition and installation of its telephone and computer equipment, and all of Tenant's furnishings and personal property.

     2. Landlord shall turn-key the tenant improvements in the premises in accordance with the Final Plans and any Change Orders pursuant to Paragraph 3 hereof. The cost shall include the cost of Tenant's space planner's services, including the cost of preparing the Final Plans and permit fees. Tenant improvements shall include all architectural fees (up to $1.00 per square foot), demolition, permits, all code compliance work, all fire/life safety compliance, fire sprinklers (if required), bathroom upgrading including handicap retrofit (if required), Title 24, ADA costs, construction and Landlord fees, if any.

     3. Tenant may by written instructions or drawings issued to Landlord (a "Change Order Request") make changes in the Final Plans, including with limitation, requiring additional work, directing the omission of work previously ordered, or changing the quantity or type of any materials, equipment or services. Promptly upon receipt of a Change Order Request, Landlord will provide Tenant with a statement in detail setting forth the cost of said change (including a breakdown of costs attributable to labor and materials, construction equipment exclusively necessary for the change, and preparation or amendment to shop drawings resulting from said change) and any time delays anticipated to result from said change, prior to Tenant's final authorization thereof. Tenant will have two (2) business days after receipt of such statement in which to confirm the Change Order Request and authorize in writing the work to be performed pursuant thereto, or to withdraw such request. Change Orders will be signed by Landlord and Tenant in advance of any Change Order work. Landlord will not unreasonably withhold its consent to any such Change Order provided the changes do not, in Landlord's reasonable opinion, adversely affect the Building's structure, systems, equipment or appearance. No changes to the Final Plans will be made except pursuant to a written Change Order signed by Tenant. The cost of all Change Orders which adds cost over the tenant improvements shown on the Final Plans shall be paid by Tenant after substantial completion of such Change Order work and within ten days of its receipt of an invoice therefor.

     4. Landlord warrants that all tenant improvements to be constructed by Landlord as initial tenant improvements shall be constructed in a good and workmanlike manner using materials of good quality in accordance with the Final Plans and with all applicable laws. Within thirty (30) days after the commencement date of the Lease term, Tenant shall make an inspection of the premises and prepare a punchlist of items needing additional work by Landlord. Landlord's contractor shall complete all punchlist items reasonably identified by Tenant within thirty (30) days after the inspection or as soon as practicable thereafter.

     5. Notwithstanding anything to the contrary in this Lease, the commencement of the term of this Lease shall not be delayed to the extent that delivery of the premises to Tenant is caused by the following ("Tenant Delays"): construction to be furnished by Landlord is delayed (1) by or at the instruction of Tenant or its architect, including without limitation, pursuant to or resulting from a written Change Order (or Orders) pursuant to Section 3 above, or (2) to accommodate the installation of Tenant's modular office cubicles, computer and telephone wires and other cabling pursuant to Section 1 above (it being agreed that Tenant shall not, without Landlord's consent, seek to make any other installations or conduct any other work which might delay delivery of the premises); provided that Landlord gives Tenant written notice of any such delay.

     6. Upon termination of the Lease, all of the initial tenant improvements shall remain in the premises unless Landlord shall consent in writing to the removal thereof by Tenant.

     7. Tenant acknowledges that Landlord will make no independent review of the Final Plans and that Landlord does not warrant either expressly or impliedly, the adequacy of the Final Plans, the tenant improvements or Tenant's equipment for Tenant's intended purpose, other than a warranty that the tenant improvements have been constructed according to the Final Plans in a good and workmanlike manner, and in accordance with applicable laws.

                                   EXHIBIT D

                             RULES AND REGULATIONS

     1. No sign, placard, pictures, advertisement, name or placard shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the Building without the written consent of the Landlord first had and obtained (not to be unreasonably withheld) and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant.

     All approved signs or lettering or doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord.

     Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises; provided, however, that Landlord may furnish and install a Building standard window covering at all exterior windows. Tenant shall not without prior written consent of Landlord (not to be unreasonably withheld) sunscreen any window.

     2. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress and egress from their respective Premises.

     3. Tenant shall not alter any lock or install any new or additional locks or any bolts on any doors or windows of the Premises.

     4. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage, damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees shall have caused it.

     5. Tenant shall not overload the floor of the Premises or in any way deface the Premises or any part thereof.

     6. No furniture, freight or equipment of any kind shall be brought into the Building without the prior notice of Landlord and all moving of the same into or out of the Building shall be done at such time and in such manner as Landlord shall reasonably designate. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building and also the times and manner of moving the same in and out of the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of damage to any such safe or property from any cause and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of the Tenant.

     7. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interferes in any way with other tenants or those having business therein, nor shall any animals (seeing eye dogs excepted) or birds be brought in or kept in or about the Premises or the Building.

     8. No cooking shall be done or permitted by Tenant on the Premises (except that employees may use a UL-rated microwave oven for personal food preparation), nor shall the Premises be used for the storage of merchandise, for washing clothes, for lodging, or for any improper, objectionable or immoral purposes.

     9. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material or use any method of heating or air conditioning other than supplied by the Landlord.

     10. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of the Landlord. The location of fixtures affixed to the Premises shall be subject to the approval of Landlord.

     11. On Saturdays, Sundays and legal holidays and on other days between the hours of 6:00 p.m. and 8:00 a.m. the following day, access to the Building, or to the halls, corridors, elevators or stairways in the Building, or to the Premises may be refused unless the person seeking access is known to the person or employee of the Building in charge and has a pass or is properly identified. In case of invasion, mob, riot, public excitement, or other commotion, the Landlord reserves the right to prevent access to the Building during the continuance of the same by closing of the doors or otherwise, for safety of the tenants and protection of property in the Building and the Building.

     12. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

     13. No vending machine or machines of any description shall be installed, maintained or operated upon the Premises without the written consent of the Landlord, which shall not unreasonably be withheld.

     14. Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building of which the Premises are a part.

     15. Tenant shall not disturb, solicit, or canvass any occupant of the Building and shall cooperate to prevent same.

     16. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

     17. Landlord shall have the right to control and operate the public portions of the Building, and the public facilities, and heating and air conditioning, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally, provided that Landlord exercises its rights hereunder in a manner consistent with the operation of a first-class office building.

     18. All entrance doors in the Premises shall be left locked when the Premises are not in use, and all doors opening to public corridors shall be kept closed except for normal ingress and egress from the Premises.

                            FIRST ADDENDUM TO LEASE

     THIS FIRST ADDENDUM TO LEASE ("First Addendum") is dated for reference purposes as of July 30, 1992, and is made between The Joseph and Eda Pell Revocable Trust ("Landlord") and Electronics for Imaging ("Tenant") to be a part of that certain Agreement of Lease, of even date herewith, between Landlord and Tenant (herein the "Lease Form") concerning 32,863 rentable square feet of space (the "Premises") located at 2855 Campus Drive (the "Project"), San Mateo, California. Landlord and Tenant agree that the Lease Form is modified and supplemented by this First Addendum.

     1.   Commencement Date. Notwithstanding anything to the contrary in the
          -----------------
Lease Form:

          A. The Lease shall commence (the "Commencement Date") on the later of November 1, 1992, and the first to occur of (i) the date by which all of the following have occurred: (a) Landlord has substantially completed the tenant improvements described in Exhibit B to the Lease Form (the "Tenant
                          ---------
Improvements") in accordance with such Exhibit B, (b) Landlord has delivered
                                       ---------
possession of the Premises to Tenant; and (c) Landlord has obtained all approvals and permits from the appropriate governmental authorities required for the legal occupancy of the Premises for general office use, or (ii) the date by which the conditions specified in part (i) hereof would satisfied but for Tenant Delay, as defined in Exhibit B.
                     ---------

          B. If the Commencement Date has not occurred for any reason other than Tenant Delay on or before November 1, 1992, then in that event Tenant shall not be liable for any rent until such time as Landlord shall deliver possession of said premises to Tenant. If the Commencement Date has not occurred for any reason other than Tenant Delay, as defined in Exhibit B by February 1, 1993,
                                              ---------
then Tenant may terminate this Lease by written notice to Landlord, whereupon any monies previously paid by Tenant to Landlord shall be reimbursed to Tenant.

     2.   Rent. Notwithstanding anything to the contrary in the Lease Form, all
          ----
base rent and additional rent shall be equitably prorated to reflect the commencement and termination dates of the Lease.

     3.   Acceptance of Premises. Notwithstanding anything to the contrary in
          ----------------------
the Lease Form:

          A. Tenant's acceptance of the Premises shall not be deemed a waiver of Tenant's right to have defects caused by Landlord or Landlord's contractor in the Tenant Improvements or the Premises repaired at Landlord's expense.

          B. Landlord warrants and represents that as of the Commencement Date the Premises will be in good condition and repair and the electrical, mechanical, HVAC, plumbing, elevator and other systems serving the Premises and the Building will be in good condition and repair.

     4.   Compliance with Laws. Notwithstanding anything to the contrary in the
          --------------------
Lease, Form, at the Commencement Date, the Premises and the Project shall conform to all requirements of applicable covenants, conditions, restrictions and encumbrances ("CC&R's"), all underwriter's requirements, and all rules, regulations, statutes, ordinances, laws and building codes (collectively, "Laws") applicable thereto.

     5.   Use of Premises. Notwithstanding anything to the contrary in the Lease
          ---------------
Form, to Landlord's knowledge, as of the Commencement Date, Landlord represents and warrants that Tenant's use of the Premises, as described in Paragraph 4 of the Lease

Form, is permitted by all Laws, CC&R's, and fire underwriter's requirements and that electricity, water, janitorial, heating, ventilating, air conditioning and other services, at the levels generally provided for office uses in comparable buildings in the vicinity of the Premises, will be available to the Premises at all times during the Lease term; subject to Paragraph 8 of the Lease Form, and subject to events beyond Landlord's control.

     6.   Alternations, Additions and Improvements. Notwithstanding anything to
          ----------------------------------------
the contrary in the Lease Form:

          A.   Nonstructural. Provided that Tenant shall deliver to Landlord a
               -------------
copy of all final plans, specifications and working drawings for any such work at least ten (10) days before commencing such work, Tenant may construct nonstructural alterations, additions and improvements ("Alterations") in the Premises without Landlord's prior approval which (i) do not affect any area outside the Premises, (ii) do not affect the Building's structure, equipment, services or systems, or the outside appearance or use of the Premises or Building, and (iii) does not cost more than Twenty-Five Thousand Dollars ($25,000). If Landlord's consent is required for an Alteration and Landlord does not notify Tenant in writing of its approval or disapproval within fifteen (15) days following Tenant's written request for approval (provided Tenant's request must specify that failure to respond shall be deemed approval), then Landlord shall be deemed to have approved the proposed Alteration. Tenant shall insure that all work done by Tenant or its contractors, agents or employees complies with all Laws, and Tenant shall obtain all necessary permits and approvals, at Tenant's cost, copies and/or other acceptable documentation of which shall be provided to Landlord prior to commencement of any work.

          B.   Removal. Upon Tenant's written request, Landlord shall advise
               -------
Tenant in writing whether it reserves the right to require Tenant to remove any Alterations from the Premises upon termination of the Lease.

          C.   Tenant's Property. All Alterations, trade fixtures and personal
               -----------------
property installed in the Premises at Tenant's expense ("Tenant's Property") shall at all times remain Tenant's property and Tenant shall be entitled to all depreciation, amortization and other tax benefits with respect thereto. Except for Alterations which cannot be removed without structural injury to the Premises, at any time Tenant may remove Tenant's Property from the Premises, provided Tenant repairs all damage caused by such removal.

          D.   Lien Waiver. Landlord shall have no lien or other interest
               -----------
whatsoever in any item of Tenant's Property, or any portion thereof or interest therein located in the Premises or elsewhere, and Landlord hereby waives all such liens and interests. Within ten (10) business days after receipt of Tenant's written request (and acceptable documents), Landlord shall execute documents reasonably necessary to evidence Landlord's waiver of any right, title, lien or interest in Tenant's Property located in the Premises.

          E.   Insurance. Tenant shall have no obligation to insure any property
               ---------
in the Premises, other than as required in the Lease Form, from fire or any other casualty and Tenant shall be entitled to all insurance proceeds and condemnation awards and settlements payable with respect to Tenant's Property.

          F.   Sale of Tenant's Property. Landlord shall provide Tenant with at
               -------------------------
least five (5) days prior written notice of any sale of Tenant's Property by Landlord.

     7.   Repairs and Maintenance. Notwithstanding anything to the contrary in
          -----------------------
the Lease Form:

          A. Landlord shall perform and construct, and (except to the extent any such performance, repair, maintenance or improvement is an obligation of Tenant under the Lease Form or this Addendum, or is required due to the act or omission of Tenant, its agents, contractors, employees, invitees or licensees, or due to a breach of this Lease by Tenant) Tenant shall have no responsibility to perform or construct, any repair, maintenance or improvement (i) necessitated by the acts or omissions of Landlord or its agents, employees or contractors,
(ii) required as a consequence of any violation of Law or construction defect in the Premises or the Project as of the Commencement Date caused by Landlord or its contractors, and (iii) to the heating, ventilating, air conditioning, electrical, water, sewer, and plumbing systems serving the Premises or the Project. Tenant's obligation, if any, to reimburse Landlord for the costs of such repairs, maintenance and improvements shall be governed by the other provisions of this Lease. Tenant shall not be required to perform or construct any repair, maintenance or improvement necessitated by the acts or omissions of any other occupant of the Project or its agents, employees or contractors.

          B.   Capital Improvements. If any of Tenant's obligations under the
               --------------------
Lease (as modified by this First Addendum) require Tenant to pay all or any portion of any charge which could be treated as a capital improvement under generally accepted accounting principles, then Tenant shall pay its share of such expense as follows:

          1. The cost of such improvement shall be amortized over the useful life of the improvement (as reasonably determined by Landlord) with interest on the unamortized balance at the then prevailing market rate Landlord would pay if it borrowed funds to construct such improvements from an institutional lender, and Landlord shall inform Tenant of the monthly amortization payment required to so amortize such costs, and shall also provide Tenant with the information upon which such determination is made.

          2. Tenant shall pay Tenant's Share of such amortization payment for each month after such improvement is completed until the first to occur of
(i) the expiration of the Lease term or (ii) the end of the term over which such costs were amortized, which amount shall be due at the same time the base monthly rent is due.

     8.   Expenses. Notwithstanding anything to the contrary in the Lease Form:
          --------

          "Operating Expenses" shall be defined to exclude the following repairs, maintenance, improvements, replacements, premiums, claims, losses, fees, charges, costs and expenses (collectively, "Costs"), nor shall any portion of any Tenant Improvement allowance be applied to such costs:

          A.   Losses Caused by Others. Costs incurred with respect to repairs
               -----------------------
required due to the negligent act or omission or violation of Law by Landlord, any other occupant of the Project, or their respective agents, employees or contractors.

          B.   Casualties. Costs occasioned by fire, acts of God, or other
               ----------
casualties to the extent such costs are covered by, or are required to be covered by, Landlord's insurance specified in this lease.

          C.   Capital Improvements. Costs relating to repairs, alterations,
               --------------------
improvements, equipment and tools which would properly be capitalized under generally accepted accounting principles, except to the extent that (i) the foregoing reduces Operating Expenses and (ii) such Cost is amortized in an annual amount equal to the amortization of such costs over the useful life of the capital item in question.

          D.   Reimbursed Expenses. Costs for which Landlord actually receives
               -------------------
reimbursement from others, provided that Landlord shall use commercially reasonable efforts to obtain such reimbursements to which it is entitled.

          E.   Real Estate Taxes. Taxes, assessments, all other governmental
               -----------------
levies, and any increases in the foregoing occasioned by or relating to (i) construction of improvements for other occupants of the Project, and (ii) a change of ownership of any interest of Landlord in the Project during the term of the Lease, as extended pursuant to the terms hereof, if (a) to any person or entity affiliated with or related to Landlord, or the beneficiaries, partners, officers, shareholders or directors which comprise Landlord, or (b) in connection with Landlord's estate planning.

          F.   Construction Defects. Costs to correct any construction defect in
               --------------------
the Premises or the Project (except for defects in work or items installed by Tenant or its contractors) or to correct a violation by Landlord of any CC&R's, underwriter's requirement or Law applicable to the Premises or the Project on the Commencement Date.

          G.   Utilities or Services. Costs (i) arising from the
               ---------------------
disproportionate use of any utility or service supplied by Landlord to any other occupant of the Project, or (ii) associated with utilities and services of a type not provided to Tenant.

          H.   Interior Improvements. The cost of any renovation, improvement,
               ---------------------
painting or redecorating of space for other tenants of the Project.

          I.   Leasing Expenses. Fees, commissions, attorneys' fees, Costs or
               ----------------
other disbursements incurred in connection with negotiations or disputes with any other occupant of the Project. Costs arising from the violation by Landlord or any occupant of the Project (other than Tenant) of the terms and conditions of any lease or other agreement.

          J.   Reserves. Depreciation, amortization, or other expense reserves,
               --------
except to the extent amortization is otherwise expressly permitted by this lease.

          K.   Mortgages. Interest, charges and fees incurred on debt, payments
               ---------
on mortgages and rent under ground leases.

          L.   Insurance. Increases in insurance costs after the Commencement
               ---------
Date caused by the activities of another occupant of the Project, and co-insurance payments. Deductibles in excess of $5,000 for the insurances carried by Landlord hereunder. Premiums for earthquake and flood damage insurance, unless such insurance is required by an institutional lender providing financing for the building or Project, but in no event shall Tenant be required to pay in excess of Tenant's Share of $20,000 annually as its share of such insurance.

          M.   Hazardous Substances. Costs incurred to investigate the presence
               --------------------
of any Hazardous Substance (defined in the Lease Form), Costs to respond to any claim of Hazardous Substance contamination or damage, Costs to remove any Hazardous Substance from the Project and any judgments or other Costs incurred in connection with any Hazardous Substance exposure or releases, except to the extent caused by the storage, use, release, transport or disposal of the Hazardous Substance in question by Tenant.

          N.   Management. Any fee in excess of the management fee which would
               ----------
be charged by an independent professional management service for operation of comparable projects in the vicinity.

          O.   Duplication. Costs and expenses for which Tenant reimburses
               -----------
Landlord directly or which Tenant pays directly to a third party.

     9.   Indemnity. Notwithstanding anything to the contrary in the Lease Form
          ---------
(but subject to the last paragraph of Paragraph 9 and to Paragraph 29 thereof):

          A.   Negligence or Misconduct. Tenant shall neither release Landlord
               ------------------------
from, nor indemnify Landlord with respect to: (i) the negligence or willful misconduct of Landlord or its agents, employees, or contractors, or (ii) a breach of Landlord's obligations or representations under this Lease.

          B.   Landlord's Indemnification. Except to the extent of Tenant's
               --------------------------
negligence or willful misconduct, Landlord shall indemnify, defend, protect and hold harmless Tenant from all losses, costs, claims and damages, including reasonable attorneys' fees and expenses to the extent the foregoing results from the negligence or willful misconduct of Landlord or its agents, employees, contractors, licensees or invitees, or the breach by Landlord of Landlord's obligations or representations under this Lease.

     10.  Common Areas. Notwithstanding anything to the contrary in the Lease
          ------------
Form, if Landlord is permitted to alter any common area of the Project, such alteration shall not unreasonably interfere with Tenant's use of or access to the Premises or Tenant's parking rights.

     11.  Rules and Regulations. Notwithstanding anything to the contrary in the
          ---------------------
Lease Form, Tenant shall comply with all new non-discriminatory rules or regulations which do not unreasonably interfere with Tenant's use of or access to the Premises or Tenant's parking rights.

     12.  Reasonable Expenditures. Notwithstanding anything to the contrary in
          -----------------------
the Lease Form, any expenditure by a party permitted or required under the Lease, for which such party is entitled to demand and does demand reimbursement from the other party, shall be limited to the fair market value of the goods and services involved, shall be reasonably incurred, and shall be substantiated by documentary evidence available for inspection and review by the other party or its representative during normal business hours.

     13.  Surrender. Notwithstanding anything to the contrary in the Lease Form,
          ---------
Tenant's obligation to surrender the Premises shall be fulfilled if Tenant surrenders possession of the Premises in the condition existing at the commencement of the Lease, ordinary wear and tear, acts of God, casualties, condemnation, Hazardous Substances (other than those stored, used or disposed of by Tenant in or about the Premises or Project or for which Tenant is otherwise responsible), and interior improvements which Landlord has not stated in writing must be removed at the termination of the Lease excepted.

     14.  Damage or Destruction. Notwithstanding anything to the contrary in the
          ---------------------
Lease Form:

          A.   Landlord's Insurance. Landlord shall carry the following
               --------------------
insurance: All risk, extended coverage property and casualty insurance for the full replacement value of the Project and comprehensive general liability insurance in the amount of $1,000,000 per occurrence. Landlord's casualty insurance shall contain a "building ordinance" endorsement with respect to reconstruction costs arising out of changes in applicable building codes.

          B.   Uninsured Casualty. Subject to the parties' rights to terminate
               ------------------
this Lease pursuant to the first sentence of Paragraph 11 of the Lease Form, in the case of damage which is relatively minor (e.g., repair or restoration would take fewer than ninety (90) days and would cost less than five percent (5%) of the replacement cost of the Building), or if Tenant agrees to pay the cost of repair in excess of a pre-agreed base amount, Landlord shall, at Landlord's cost (provided that Tenant shall be responsible for any repairs required due to the act or omission, or negligence or other fault of Tenant, its agents, contractors, employees, invitees or licensees) repair such damage regardless of whether insurance proceeds are available to make such repairs.

          C.   Tenant's Right to Terminate. Landlord shall notify Tenant within
               ---------------------------
fifteen (15) business days following any damage to or destruction of the Premises (or the Building if such damage or destruction interferes with Tenant's use of the Premises) the length of time Landlord reasonably estimates to be necessary for repair or restoration. Tenant shall have the right to terminate the Lease provided in Paragraph 11 of the Lease Form.

          D.   Construction Standard. In repairing the Premises, Landlord may
               ---------------------
use designs, plans and specifications other than those used in the original construction, and may alter or relocate the premises, provided that the premises as altered or relocated shall be in all material respects reasonably comparable to the premises as defined herein.

     15.  Eminent Domain. Notwithstanding anything to the contrary in the Lease
          --------------
Form, Tenant shall be entitled to pursue with and receive from the condemning authority a separate award for a portion of the condemnation proceeds (whether by award or payment under threat of condemnation) based on: (i) the Lease bonus value (the difference between the Lease rent and fair market value rent); (ii) the value of the condemned improvements Tenant has the right to remove from the Premises; (iii) the unamortized value, allocable to the remainder of the Lease term, of any improvements installed at Tenant's expenses, which are not removable; (iv) Tenant's moving cost; (v) loss to Tenant's goodwill as a consequence of the condemnation; and (vi) Tenant's trade fixtures.

     16.  Quiet Possession. Notwithstanding anything to the contrary in the
          ----------------
Lease Form, Tenant shall peacefully have, hold and enjoy the Premises, subject to the other terms of this Lease, provided that Tenant pays the rent and performs all of Tenant's covenants and agreements contained in this Lease. This covenant and the other covenants of Landlord contained in this Lease shall be binding upon Landlord and its successors only with respect to breaches occurring during its and their respective ownerships of Landlord's interest hereunder.

     17.  Offset Statements, Reciprocal Obligation. Notwithstanding anything to
          ----------------------------------------
the contrary in the Lease Form, Section 22 of the Lease Form shall be deemed to impose a reciprocal obligation on Landlord for the benefit of Tenant.

     18.  Landlord's Default. If Landlord's failure to perform any of its
          ------------------
obligations under the Lease results in a condition which is causing or threatens to cause immediate damage to Tenant's personnel or property, then Landlord shall repair such condition as soon as possible after receiving notice from Tenant.

     19.  Effect of Addendum. Each term used herein with initial capital letters
          ------------------
shall have the meaning ascribed to such term in the Lease Form unless specifically otherwise defined herein. In the event of any inconsistency between this First Addendum and the Lease Form, the terms of this First Addendum shall prevail. As used herein, the term "Lease" shall mean the Lease Form, this First Addendum and all riders, exhibits, rules, regulations, covenants, conditions and restrictions referred to in the Lease Form or this First Addendum.

     20.  Option to Extend. Notwithstanding anything to the contrary in the
          ----------------
Lease Form:

          A.   Grant of Option. Landlord hereby grants to Tenant two consecutive
               ---------------
option(s) (the "Extension Option(s)") to extend the term of this Lease, each for an additional term of three (3) years, commencing when the then-existing term expires, upon the terms and conditions set forth in this Paragraph.

          B.   Exercise of Extension Options. Tenant must exercise such
               -----------------------------
Extension Option(s) by giving Landlord written notice of its intention not less than nine (9) months prior to the expiration of the then-existing term of this Lease. If Tenant fails to exercise its first extension option, it shall be deemed to have waived the second such option.

          C.   Extended Term Rent. If the Extension Option(s) are timely
               ------------------
exercised, in accordance herewith, the base rent for the Premises shall be based upon the then current fair market monthly rent ("Fair Market Rent") for the Premises as of the commencement date of the applicable extended term, as determined by the agreement of the parties or, if the parties cannot agree by the date which is seven (7) months prior to the commencement of such extended term, then by an appraisal. The base rent for the Premises during each extended term shall equal one hundred percent (100%) of Fair Market Rent, if such Fair Market Rent is less than the base rent payable by Tenant for the month immediately prior to commencement of such extended term. Otherwise, base rent during such extended term shall equal the greater of ninety-five percent (95%) of Fair Market Rent or One and 44/100 Dollars ($1.44) per rentable square foot of the Premises. All other terms and conditions contained in the Lease and this First Addendum, as the same may be amended from time to time by the parties in accordance with the provisions of the Lease, shall remain in full force and effect and shall apply during the extension term(s). Landlord shall be at no expense (other than applicable leasing commissions, if any) in connection with Tenant's election to extend the Lease term (including without limitation not being obligated to pay for additional tenant improvements in connection with such extended term) and Tenant shall accept the Premises during the extended term in their then-existing condition. Notwithstanding the foregoing, if Tenant exercises its first renewal option, Landlord, at Landlord's sole expense, shall touch up the walls of the leased Premises, as needed, and shampoo the carpet. If Tenant properly exercises its second renewal option, Landlord, at Landlord's sole expense, shall repaint and recarpet the leased Premises at its sole expense.

          D.   Appraisal. If it becomes necessary to determine the fair market
               ---------
rental value for the Premises by appraisal, real estate brokers (referred to hereafter as "appraisers"), all of whom shall be licensed real estate brokers who have at least five (5) years experience appraising and/or leasing office space located in the vicinity of the Premises shall be appointed and shall act in accordance with the following procedures:

          (i) If the parties are unable to agree on the Fair Market Rent within the allowed time, either party may demand an appraisal by giving written notice to the other party, which demand to be effective must state the name, address and qualifications of an appraiser selected by the party demanding an appraisal (the "Notifying Party"). Within ten (10) days following the Notifying Party's appraisal demand, the other party (the "Non-Notifying Party") shall either approve the appraiser selected by the notifying party or select a second properly qualified appraiser by giving written notice of the name, address and qualification of said appraiser to the Notifying Party. If the Non-Notifying Party fails to select an appraiser within the ten (10) day period, the appraiser selected by the Notifying Party shall be deemed selected by both parties and no other appraiser shall be selected. If two appraisers are selected, they shall select a third appropriately qualified appraiser. If the two appraisers fail to select a third qualified appraiser, the third appraiser shall be appointed by the then presiding judge of the county where the Premises are located upon application by either party.

          (ii) If only one appraiser is selected, that appraiser shall notify the parties in simple letter form of its determination of the Fair Market Rent for the Premises within fifteen (15) days following his selection, which appraisal shall be conclusively determinative and binding on the parties as the appraised Fair Market Rent.

          (iii)If multiple appraisers are selected, the appraisers shall meet not later than ten (10) days following the selection of the last appraiser. At such meeting the appraisers shall attempt to determine the Fair Market Rent for the Premises as of the commencement date of the extended term by the agreement of at least two (2) of the appraisers.

          (iv) If two (2) or more of the appraisers agree on the Fair Market Rent for the Premises at the initial meeting, such agreement shall be determinative and binding upon the parties hereto and the agreeing appraisers shall, in simple letter form executed by the agreeing appraisers, forthwith notify both Landlord and Tenant of the amount set by such agreement. If multiple appraisers are selected and two (2) appraisers are unable to agree on the Fair Market Rent for the Premises, all appraisers shall submit to Landlord and Tenant an independent appraisal of the Fair Market Rent for the Premises in simple letter form within twenty (20) days following appointment of the final appraiser. The parties shall then determine the Fair Market Rent for the Premises by averaging the appraisals; provided that any high or low appraisal, differing from the middle appraisal by more than ten percent (10%) of the middle appraisal, shall be disregarded in calculating the average.

          (v) The appraisers' determination of Fair Market Rent shall be based on rental of space of the same age, construction, size and location as the Premises, taking into account the improvements installed therein at Landlord's expense and Tenant's obligations to pay additional rent under this Lease. In determining Fair Market Rent, the appraisers shall not consider any alterations installed in the Premises at Tenant's expense.

          (vi) If only one appraiser is selected, then each party shall pay one-half of the fees and expenses of that appraiser. If three appraisers are selected, each party shall bear the fees and expenses of the appraiser it selects and one-half of the fees and expenses of the third appraiser.

          (vii) If the process described above for selection of Fair Market Rent has not resulted in a determination of such rent by the commencement of the applicable lease term, then Tenant shall continue to pay rent in the amounts then payable under this Lease prior to the commencement of the applicable extended term, until the appraiser(s) reach a decision, with an appropriate rental adjustment and other adjustments for any overpayment or underpayment of rent or other amounts if the above described process subsequently results in a different rate for the Fair Market Rent than is then payable hereunder.

     21.  Phase Two Expansion. Tenant shall further lease from Landlord the
          -------------------
additional space (the "Phase Two Space") located on the second floor of the Building consisting of 2,536 rentable square feet and 2,255 useable square feet as shown on Exhibit "A" to the Lease
            -----------
Form as the "Phase Two Space". Landlord shall, at Landlord's sole expense, construct the improvements to the Phase Two Space described in the Final Plans. Landlord shall construct such improvements in accordance with Exhibit "B" to the
Lease Form, except that                                       -----------
Landlord estimates that such improvements shall be substantially complete by February 1, 1993. As of the later of February 1, 1993 or the first to occur of
(i) the date by which all of the events described in clause (i) of Subparagraph 1(A) of this First Addendum have occurred with respect to such improvements and the Phase Two Space, or (ii) the date by which the events specified in such part
(i) would have occurred but for Tenant Delay(s) as defined in Exhibit B, the
                                                              ---------
Phase Two Space shall be deemed a portion of the Premises, base monthly rent for the Premises shall be increased to Fifty Thousand Nine Hundred Seventy-Four Dollars ($50,974.00), and the Tenant's Share shall equal 46.64%. Promptly thereafter, Landlord and Tenant shall execute an amendment to this Lease confirming the effective date of such expansion of the Premises to include the Phase Two Space. The expansion of the Premises to include the Phase Two Space shall further be subject to Subparagraph 1(B) of this First Addendum, except that "May 1, 1993," shall be substituted for "February 1, 1993."

     22.  Options to Expand. Notwithstanding anything to the contrary in the
          -----------------
Lease Form:

          A.   Grant of Expansion Options. Landlord hereby grants to Tenant
               --------------------------
options (the "Expansion Options") to lease all of the remaining space (the "Expansion Space") on the second floor of the Building on the terms and conditions described in this Paragraph.

          B.   Landlord Representations. Landlord represents that the Expansion
               ------------------------
Space is subject only to the following interests, and the Expansion Options shall be subject only to such interests:

               1. Cochran & Horvath currently leases 2,912 rentable square feet (the "Cochran Space") with a lease expiration date of July 31, 1993.

               2. Concrete Form Contractors currently leases 8,203 rentable square feet with a lease expiration date of July 31, 1993, but such tenant has an option to extend its lease term for an additional two years thereafter.

               3. Lincoln National Life currently leases 3,418 rentable square feet with a lease expiration date of March 31, 1995, but such tenant has an option to cancel such lease effective March 31, 1993.

               4. Kensington Microware currently has a right of first refusal to lease all the space on the second floor of the Building.

          C.   Exercise of Expansion Options. Landlord shall comply with all
               -----------------------------
terms and conditions of Kensington Microware's right of first refusal. In the event that Kensington Microwave does not exercise such right of first refusal with respect to any portion of the Expansion Space, Landlord shall promptly thereafter give Tenant written notice of the availability of such Expansion Space, which notice shall specify the date that such Expansion Space will become available for Tenant's occupancy.

Such notice shall be given to Tenant at least six (6) months prior to the availability date of the Concrete Form Construction space, at least five (5) months prior to the availability date of the Lincoln National Life Space, and at least three (3) months prior to the availability of the Cochran & Horvath space. Tenant must exercise its Expansion Option with respect to such available Expansion Space by giving Landlord notice thereof within eight (8) business days after Tenant's receipt of Landlord's notice of availability thereof.

          D.   Effect of Exercise. If Tenant exercises an Expansion Option with
               ------------------
respect to any Expansion Space, this Lease shall be amended as follows:

               1. Such Expansion Space shall be measured in accordance with applicable BOMA measurement standards and included within the Premises, except that the Base Year for determining Operating Expenses and Project Taxes with respect to such Expansion Space shall be the calendar year next following inclusion of such Expansion Space within the Premises.

               2. The Tenant's Share shall be increased to equal a fraction (expressed as a percentage), the numerator of which equals the total rentable square feet of the Premises (including such Expansion Space) and the denominator of which equals the total rentable square feet of the Building.

               3. Base monthly rent for any Expansion Space other than the Cochran Space shall equal the Fair Market Rent of such Expansion Space as determined by agreement of the parties or, if the parties cannot agree within twenty (20) days of Tenant's exercise of the Expansion Option, by the appraisal procedure described in Subparagraph 20(D) of this First Addendum (taking into account the tenant improvement allowance provided in Paragraph 22.D.4). If such appraisal process has not resulted in a final determination of Fair Market Rent by the commencement date of the term respecting applicable Expansion Space, then the rate then payable with respect to the remainder of the Premises, shall be used until such final determination, with an appropriate adjustment for any overpayments or underpayments of rent or other amounts if the appraisal results in a determination of Fair Market Rent different from such amounts then payable with respect to the remainder of the Premises. Base monthly rent for the Cochran Space shall be at the same base monthly rental rate per square foot of rentable space payable by Tenant under this Lease for the initial Premises at the time the Cochran Space is included within the Premises.

               4. Landlord shall provide to Tenant an allowance for tenant improvements to such Expansion Space in an amount equal to Fifteen Dollars ($15.00) per rentable square foot of the applicable Expansion Space.

               5. Such amendment of the Lease shall be effective, as to the applicable Expansion Space, as of the earlier of (a) the date Tenant takes possession of such Expansion Space, or (b) the occurrence of all of the events described in clause (i) of subparagraph 1(A) of this First Addendum with respect to such Expansion Space and any tenant improvements to be made by Landlord to such Expansion Space, or (c) the date by which such events described in clause
(i) would have occurred but for Tenant Delay, as
defined in Exhibit B. Promptly thereafter, Landlord and Tenant shall execute an
    ---------
amendment to this Lease confirming the effective date of such expansion, the base monthly rent for the entire Premises (including such Expansion Space), the amount of Tenant's improvement allowance for the applicable Expansion Space, and the Tenant's Share after such expansion.

     23.  Tenant's Right of First Refusal to Lease Additional Space. If at any
          ---------------------------------------------------------
time during the initial or any extended term of this Lease Landlord determines to lease any additional space not encumbered by lease, options, or rights of refusal at the Project ("Additional Space"), then Landlord shall notify Tenant of the terms on which Landlord is willing to lease such Additional Space. If Tenant, within eight (8) business days after receipt of Landlord's written notice gives Landlord notice in writing of its agreement to lease the Additional Space on the terms stated in Landlord's notice, then Landlord shall lease to Tenant and Tenant shall lease from Landlord the Additional Space on the terms stated in Landlord's notice. If Tenant does not give Landlord written notice of its agreement to lease the Additional Space on the terms contained in Landlord's notice within said eight (8) business day period, then Landlord shall thereafter have the right to lease the Additional Space to a third party, provided that the material terms agreed to with said third party are substantially the same as the terms stated in Landlord's notice to Tenant. If Landlord does not lease the Additional Space within six (6) months after the expiration of said eight (8) business day period, any further transaction shall be deemed a new determination by Landlord to lease such Additional Space and the provisions of this Paragraph shall again be applicable.

     24.  Cancellation. Tenant shall have the option to cancel this Lease prior
          ------------
to the expiration of the initial term by giving written notice specifying its election to so cancel this lease to Landlord no later than the first day of the thirty-fourth (34th) month of the lease term, in which event such cancellation shall be effective as of the end of the forty-second (42nd) month of the term. Tenant acknowledges that if Tenant so terminates the lease term pursuant to this Paragraph, and as payment for the privilege of terminating the lease as herein provided, Tenant shall pay to Landlord (in addition to all other payments for rental or other payments due during the time the lease is in effect), the amount of One Hundred Forty One Thousand Nine Hundred Sixty-Six and no/100 Dollars ($141,966.00). Such payment shall be made by certified or cashiers check no later than the last day of the forty-second (42nd) month of the term.

LANDLORD:                                   TENANT:
--------                                    ------

THE JOSEPH AND EDA PELL REVOCABLE           ELECTRONICS FOR IMAGING,
TRUST                                       a California corporation

By: /s/ Joseph Pell     Eda Pell            By: /s/ E. Arazi

Printed                                     Printed
Name:_____________________________          Name: E. ARAZI

Title:____________________________          Title: C.E.O.

Date: 8/10/92                               Date: 7 August 1992,

                            SECOND ADDENDUM TO LEASE

This Second Addendum to Lease ("Second Addendum") is dated for references purposes April 1, 1993, and is made between the Joseph Pell and Eda Pell Revocable Trust ("Landlord") and Electronics for Imaging ("Tenant") to be a part of that certain Agreement of Lease ("Lease") dated July 30, 1992. Landlord and Tenant agree that the Lease and First Addendum to Lease are modified and supplemented by this Second Addendum as follows:

1.   Premises. The Premises shall be increased by 2,536 rentable square feet
     --------
     (2,255 useable). ("Phase II Expansion") as shown on Exhibit A to the Lease. The total Premises shall be increased from 32,863 rentable square feet (31,254 useable) to 35,399 rentable square feet (33,509 useable). The total square footage on the second floor of the building shall be 10,399 rentable square feet (9,245 useable).

2.   Term. The effective date of this expansion shall be April 1, 1993.
     ----

3.   Rent. Tenant agrees to pay Landlord $1.44 per rentable square foot per
     ----
     month for the Phase II Expansion ($3,651.84). The base monthly rent payable for the entire Premises (including the Phase II Expansion) shall be Fifty Thousand Nine Hundred Seventy Four and 00/100 Dollars ($50,974.00).

20.  Rental Adjustment.

     (b)  Tenant's Share shall be Forty Six and 64/100 percent (46.64%).



          Landlord                             Tenant
Joseph and Eda Pell Revocable Trust      Electronics For Imaging


By: /s/ Joseph Pell                 By: /s/ Signature Illegible

By: /s/ Eda Pell

Date: 6/15/93                       Date: 6/8/93

                            THIRD ADDENDUM TO LEASE

This Third Addendum to Lease ("Third Addendum") is dated for references purposes May 20, 1993, and is made between the Joseph Pell and Eda Pell Revocable Trust ("Landlord") and Electronics for Imaging ("Tenant") to be a part of that certain Agreement of Lease dated July 30, 1992. Landlord and Tenant agree that the Agreement of Lease and the First and Second Addendums to the Lease ("Lease") are modified and supplemented by this Third Addendum as follows:

1.   Premises. The Premises shall be increased by 6,145 rentable square feet
     --------
     (5,487 useable) ("Added Premises"). (This is essentially the addition of the two end sections of the space formerly occupied by Concrete Form Constructors as shown on Exhibit A.) The total Premises shall be increased from 35,399 rentable square feet (33,509 useable) to 41,544 rentable square feet (38,996 useable) as shown on Exhibit A. The total square footage on the second floor of the building shall be 16,544 rentable square feet (14,737 useable).

2.   Term. The term of this Lease shall be extended from 50 months to 56 months,
     ----
     ending on June 30, 1997. The term for the Added Premises shall be 48 months commencing on July 1, 1993 and ending on June 30, 1997.

3.   Rent. Tenant agrees to pay Landlord $1.65 per rentable square foot per
     ----
     month for the Added Premises referred to in this Addendum ($10,139.25 per month). (The base rent for all other Premises remains $1.44 per rentable square foot.) The monthly base rent payable for the entire Premises (including the Added Premises) shall be Sixty-One Thousand One Hundred Thirteen and 25/100 Dollars ($61,113.25).

6.   Repairs and Alterations. Notwithstanding anything to the contrary in the
     -----------------------
     Lease or First Addendum, after proper installations by Landlord's contractor, Tenant shall be responsible for the operation, maintenance and repair of all equipment in the kitchen/dining facility other than standard building plumbing, electricity and HVAC.

20.  Rental Adjustment.
     -----------------

     (a)  The Base Year for the Added Premises shall be 1994.

     (b) Tenant's Share (with the Added Premises) shall be Fifty-five and 80/100 percent (55.80%).

39.  Brokers. Landlord and Tenant each warrants that it has had no dealings with
     -------
     any real estate brokers or agents in connection with the negotiation of the lease of the Added Premises.

The First Addendum to Lease dated for reference purposes as of July 30, 1992, made by and between Joseph and Eda Pell Revocable Trust ("Landlord") and Electronics for Imaging ("Tenant") shall be modified and Amended as follows:

1.   Commencement Date. This entire paragraph shall not apply to the Added
     -----------------
     Premises. The term for the Added Premises and the payment of rent shall commence on July 1, 1993 whether or not Landlord has substantially completed the tenant improvements described in Exhibit B to this Third Addendum and whether or not Tenant is able to occupy or take possession of all or any part of the Added Premises by that date.

22.  Options to Expand.
     -----------------

     D.   Effect of Exercise. All sections except Subsection 5 (see Commencement
          ------------------
          Date above) of this paragraph shall apply to the Added Premises including but not limited to the tenant improvement allowance. (See Exhibit B attached hereto).

24.  Cancellations. This paragraph shall be deleted.
     -------------

25.  Must-Take Option. Tenant shall have a must-take option on 1,905 rentable
     ----------------
     square feet (1,701 useable) on the second floor shown on Exhibit A. The term on this must-take space shall commence no later than July 1, 1994. Promptly thereafter Landlord shall execute an amendment to this Lease confirming the effective date of such expansion, the base monthly rent for the entire premises including the option space, the amount of the tenant improvement allowance and the Tenant's share after the must-take space is added. Landlord shall be permitted to lease this space through July 1, 1994, however, Tenant may exercise its option in writing prior to July 1, 1994 if the space is unoccupied.

          Landlord                              Tenant
Joseph and Eda Pell Revocable Trust      Electronics For Imaging


By: /s/ Joseph Pell                 By: /s/ Signature Illegible

By: /s/ Eda Pell

Date: 6/15/93                       Date: 6/8/93

                                [CHART OMITTED]

                        EXHIBIT B TO THE THIRD ADDENDUM
                              TENANT IMPROVEMENTS

     1. Landlord shall, construct the improvements to the Added Premises described in, and in accordance with, those certain plans and specifications for the Added Premises (the "Final Plans") dated __________, 1993, by Fee, Munson, Ebert. Subject to any Tenant Delays, as hereinafter defined, Landlord estimates the construction period to substantially complete the tenant improvements to be 60 days from the date of issuance of the permit for the tenant improvements (said completion date is hereinafter referred to as the "estimated completion date"), and Landlord will use its best efforts and due diligence to obtain such permit at the earliest date reasonably possible and complete the tenant improvements by the estimated completion date. The Commencement Date for the Added Premises shall be July 1, 1993, regardless of whether the space is substantially completed and regardless of whether Tenant is actually able to occupy or take possession of the Premises by that date. However, for each day of delay in the construction fully in the control of and caused by Landlord, Tenant shall be provided one day free rent. The free rent shall be credited to Tenant in the first full month after occupancy by Tenant. Landlord shall provide Tenant with access to the premises for the purpose of installing modular office cubicles, computer and telephone wires, other cabling and kitchen equipment, no later than three weeks prior to the estimated completion date. Landlord shall have no responsibility for coordinating or installing such cubicles, wires, cables or equipment. Tenant shall be solely responsible for the cost of acquisition and installation of its telephone and computer equipment, and all of Tenant's furnishings, personal property and kitchen equipment.

     2. Landlord shall provide a $15.00 per rentable square foot allowance for the tenant improvements. In addition Landlord shall provide an allowance of $1.00 per rentable square foot for architectural fees. All costs exceeding these allowances shall be paid by Tenant within ten (10) days of receipt of invoice from Landlord. Landlord shall provide Tenant with a construction cost breakdown for the improvements shown in the Final Plans and Tenant shall provide Landlord with written authorization to proceed based upon that budget.

     3. Tenant may be written instructions or drawings issued to Landlord (a "Change Order Request") make changes in the Final Plans, including with limitation, requiring additional work, directing the omission of work previously ordered, or changing the quantity or type of any materials, equipment or services. Promptly upon receipt of a Change Order Request, Landlord will provide Tenant with a statement in detail setting forth the cost of said change (including a breakdown of costs attributable to labor and materials, construction equipment exclusively necessary for the change, and preparation or amendment to shop drawings resulting from the change) and any time delays anticipated to result from the change, prior to Tenant's final authorization thereof. Tenant will have two (2) business days after receipt of such statement in which to confirm the Change Order Request and authorize in writing the work to be performed pursuant thereto, or to withdraw such request. Change Orders will be signed by Landlord and Tenant in advance of any Change Order work. Landlord will not unreasonably withhold its consent to any such Change Order provided the changes do not, in Landlord's reasonable opinion, adversely affect the Building's structure, systems, equipment or appearance. No changes to the Final Plans will be made except pursuant to a written Change Order signed by Tenant. The cost of all Change Orders which adds cost over the tenant improvements shown on the Final Plans shall be paid by Tenant after substantial completion of such Change Order work and within ten (10) days of its receipt of an invoice from Landlord.

     4. Landlord warrants that all tenant improvements to be constructed by Landlord as initial tenant improvements shall be constructed in a good and workmanlike manner using materials of good quality in accordance with the Final Plans and with all applicable laws. Within thirty (30) days after occupancy, Tenant shall make an inspection of the premises and prepare a punchlist of items needing additional work by Landlord. Landlord's contractor shall complete all punchlist items reasonably identified by Tenant within thirty (30) days after the inspection or as soon as practicable thereafter.

     5. The carpet from the existing space shall be reused in all areas except the kitchen area. There shall be adequate HVAC provided so as to prevent odors travelling into the rest of the building from the food service.

     6. Upon termination of the Lease, all of the tenant improvements shall remain in the premises unless Landlord shall consent in writing to the removal thereof by Tenant.

     7. Tenant acknowledges that Landlord will make no independent review of the Final Plans and that Landlord does not warrant either expressly or impliedly, the adequacy of the Final Plans, the tenant improvements or Tenant's equipment for Tenant's intended purpose, other than a Warranty that the tenant improvements have been constructed according to the Final Plans in a good and workmanlike manner, and in accordance with applicable laws.


                                                               Landlord Initials



                                                                 Tenant Initials

                            FOURTH ADDENDUM TO LEASE

This Fourth Addendum to Lease ("Fourth Addendum") is dated for references purposes May 25, 1993, and is made between the Joseph Pell and Eda Pell Revocable Trust ("Landlord") and Electronics for Imaging ("Tenant") to be a part of that certain Agreement of Lease dated July 30, 1992. Landlord and Tenant agree that the Agreement of Lease and the First, Second and Third Addendums to the Lease ("Lease") are modified and supplemented by this Fourth Addendum as follows:

1.   Premises. The Premises shall be increased by 2,912 rentable square feet
     --------
     (2,600 useable) ("Added Premises"). (This is essentially the addition of the space formerly occupied by Cohran and Harvath as shown on Exhibit A attached hereto). The total Premises shall be increased from 41,544 rentable square feet (36,109 useable) to 44,456 rentable square feet (41,596 useable). The total square footage on the second floor of the building shall be 19,456 rentable square feet (17,337 useable).

2.   Term. The term for the Added Premises referred to in this Addendum shall be
     ----
     47 months commencing on August 1, 1993 and ending on June 30, 1997.

3.   Rent. Tenant agrees to pay Landlord $1.44 per rentable square foot per
     ----
     month for the Added Premises referred to in this Addendum ($4,193.28 per month). The base monthly rent payable for the entire Premises (including the Added Premises) shall be Sixty-Five Thousand Three Hundred and Six and 53/100 Dollars ($65,306.53).

20.  Rental Adjustment.
     -----------------

     (a)  The base year for the Added Premises shall be 1994.

     (b) Tenant's Share (with the Added Premises) shall be Fifty-Nine and 70/100 percent (59.70%).

39.  Brokers. Landlord and Tenant each warrants that it has had no dealings with
     -------
     any real estate brokers or agents in connection with the negotiation of the lease of the Added Premises.

The First Addendum to Lease dated for reference purposes as of July 30, 1992, made by and between Joseph and Eda Pell Revocable Trust ("Landlord") and Electronics for Imaging ("Tenant") shall be modified and Amended as follows:

1.   Commencement Date. This entire paragraph shall not apply to the Added
     -----------------
     Premises. The term for the Added Premises and the payment of rent shall commence on August 1, 1993 whether or not Landlord has substantially completed the tenant improvements described in Exhibit B to this Fourth Addendum and whether or not Tenant is able to occupy or take possession of all or any part of the Added Premises by that date.

22.  Options to Expand.
     -----------------

     D.   Effect of Exercise. All sections except Subsection 5 (see Commencement
          ------------------
          Date above) of this paragraph shall apply to the Added Premises including but not limited to the tenant improvement allowance. (See Exhibit B attached hereto).



          Landlord                             Tenant
Joseph and Eda Pell Revocable Trust      Electronics For Imaging


By: /s/ Joseph Pell                  By: /s/ Signature Illegible

By: /s/ Eda Pell

Date: 6/15/93                        Date: 6/8/83

                          EXHIBIT A TO FOURTH ADDENDUM

                               [EXHIBIT OMITTED]

                        EXHIBIT B TO THE FOURTH ADDENDUM
                              TENANT IMPROVEMENTS

     1. Landlord shall, construct the improvements to the Added Premises described in, and in accordance with, those certain plans and specifications for the Added Premises (the "Final Plans") dated _______, 1993, by Fee, Munson, Ebert. Subject to any Tenant Delays, as hereinafter defined, Landlord estimates the construction period to substantially complete the tenant improvements to be 60 days from the date of issuance of the permit for the tenant improvements (said completion date is hereinafter referred to as the "estimated completion date"), and Landlord will use its best efforts and due diligence to obtain such permit at the earliest date reasonably possible and complete the tenant improvements by the estimated completion date. The Commencement Date for the Added Premises shall be August 1, 1993, regardless of whether the space is substantially completed and regardless of whether Tenant is actually able to occupy or take possession of the Premises by that date. However, for each day of delay in the construction fully in the control of and caused by Landlord, Tenant shall be provided one day free rent. The free rent shall be credited to Tenant in the first full month after occupancy by Tenant. Landlord shall provide Tenant with access to the premises for the purpose of installing modular office cubicles, computer and telephone wires, other cabling and kitchen equipment, no later than three weeks prior to the estimated completion date. Landlord shall have no responsibility for coordinating or installing such cubicles, wires, cables or equipment. Tenant shall be solely responsible for the cost of acquisition and installation of its telephone and computer equipment, and all of Tenant's furnishings, personal property and kitchen equipment.

     2. Landlord shall provide a $15.00 per rentable square foot allowance for the tenant improvements. In addition Landlord shall provide an allowance of $1.00 per rentable square foot for architectural fees. All costs exceeding these allowances shall be paid by Tenant within ten (10) days of receipt of invoice from Landlord. Landlord shall provide Tenant with a construction cost breakdown for the improvements shown in the Final Plans and Tenant shall provide Landlord with written authorization to proceed based upon that budget.

     3. Tenant may by written instructions or drawings issued to Landlord (a "Change Order Request") make changes in the Final Plans, including with limitation, requiring additional work, directing the omission of work previously ordered, or changing the quantity or type of any materials, equipment or services. Promptly upon receipt of a Change Order Request, Landlord will provide Tenant with a statement in detail setting forth the cost of said change (including a breakdown of costs attributable to labor and materials, construction equipment exclusively necessary for the change, and preparation or amendment to shop drawings resulting from the change) and any time delays anticipated to result from the change, prior to Tenant's final authorization thereof. Tenant will have two (2) business days after receipt of such statement in which to confirm the Change Order Request and authorize in writing the work to be performed pursuant thereto, or to withdraw such request. Change Orders will be signed by Landlord and Tenant in advance of any Change Order work. Landlord will not unreasonably withhold its consent to any such Change Order provided the changes do not, in Landlord's reasonable opinion, adversely affect the Building's structure, systems, equipment or appearance. No changes to the Final Plans will be made except pursuant to a written Change Order signed by Tenant. The cost of all Change Orders which adds cost over the tenant improvements shown on the Final Plans shall be paid by Tenant after substantial completion of such Change Order work and within ten (10) days of its receipt of an invoice from Landlord.

     4. Landlord warrants that all tenant improvements to be constructed by Landlord as initial tenant improvements shall be constructed in a good and workmanlike manner using materials of good quality in accordance with the Final Plans and with all applicable laws. Within thirty (30) days after occupancy, Tenant shall make an inspection of the premises and prepare a punchlist of items needing additional work by Landlord. Landlord's contractor shall complete all punchlist items reasonably identified by Tenant within thirty (30) days after the inspection or as soon as practicable thereafter.

     5. Upon termination of the Lease, all of the tenant improvements shall remain in the premises unless Landlord shall consent in writing to the removal thereof by Tenant.

     6. Tenant acknowledges that Landlord will make no independent review of the Final Plans and that Landlord does not warrant either expressly or impliedly, the adequacy of the Final Plans, the tenant improvements or Tenant's equipment for Tenant's intended purpose, other than a Warranty that the tenant improvements have been constructed according to the Final Plans in a good and workmanlike manner, and in accordance with applicable laws.


                                                               Landlord Initials



                                                                 Tenant Initials

                            FIFTH ADDENDUM TO LEASE

This Fifth Addendum to Lease ("Fifth Addendum") is dated for references purposes July 12, 1994, and is made between the Joseph Pell and Eda Pell Revocable Trust ("Landlord") and Electronics for Imaging ("Tenant") to be a part of that certain Agreement of Lease dated July 30, 1992. Landlord and Tenant agree that this Lease is modified and supplemented by this Fifth Addendum.

1.   Premises. The premises shall be increased by 1,905 rentable square feet
     --------
     (1,701 useable square feet) ("Must-take Premises"). The total Premises shall be increased from 44,456 rentable square feet (36,109 useable square feet) to 46,361 rentable square feet (37,810 useable square feet).

2.   Term. The term for the Must-take Premises shall be for 36 months commencing
     ----
     on July 1, 1994 and ending on June 30, 1997.

3.   Rent. Tenant agrees to pay Landlord $1.65 per rentable square foot for the
     ----
     Must-take Premises ($3,143.25). The total rent payable for the entire Premises (including the Must-take Premises) shall be $68,449.78 per month.

20.  Rental Adjustment.
     -----------------

     (a)  The base year for the Must-take Premises shall be 1994.

     (3)  Tenant's Share shall increase from 59.7% to 62.3%.

The First Addendum to Lease dated for reference purposes as of July 30, 1992, made by and between Joseph and Eda Pell Revocable Trust ("Landlord") and Electronics for Imaging ("Tenant") shall be modified and Amended as follows:

1.   Commencement Date. This entire paragraph shall not apply to the Added
     -----------------
     Premises.

22.  Options to Expand.
     -----------------

     D.   Effect of Exercise.

     Subsection 5 to Paragraph 22(D) shall not apply to the Must-take Premises. (See Paragraph 2 above.)

24.  Cancellations. This paragraph shall be deleted as it applies to the Must-
     -------------
     take Premises.

          Landlord                                 Tenant

/s/ Joseph Pell                               /s/ Signature Illegible
     Joseph Pell                                               GVP & CFO

Date: 9-14-94                                 Date: 9/7/94

                            SIXTH ADDENDUM TO LEASE

This Sixth Addendum to Lease ("Sixth Addendum") is dated for references purposes January 19, 1995, and is made between the Joseph Pell and Eda Pell Revocable Trust ("Landlord") and Electronics for Imaging ("Tenant") to be a part of that certain Agreement of Lease dated July 30, 1992, and the First through Fifth Addendums. Landlord and Tenant agree that this Lease is modified and supplemented by this Sixth Addendum.

1.   Premises. The premises shall be increased by 3,418 rentable square feet
     --------
     (3,101 useable square feet) ("Additional Premises"). The total Premises shall be increased from 46,361 rentable square feet (43,297 useable square feet) to 49,779 rentable square feet (46,398 useable square feet).

2.   Term. The term for the Additional Premises shall be for 27 months
     ----
     commencing on April 1, 1995 and ending on June 30, 1997. The Commencement Date will be adjusted to the date the current tenant vacates the space.

3.   Rent. Tenant agrees to pay Landlord $1.75 per rentable square foot for the
     ----
     Additional Premises ($5,981.50). The total base rent payable for the entire Premises (including the Additional Premises) shall be $74,431.28 per month.

20.  Rental Adjustment.
     -----------------

     (a) The base year for the Additional Premises shall be 1995.

     (3) Tenant's Share shall increase from 62.3% to 65.6%.

The First Addendum to Lease dated for reference purposes as of July 30, 1992, made by and between Joseph and Eda Pell Revocable Trust ("Landlord") and Electronics for Imaging ("Tenant") shall be modified and Amended as follows:

1.   Commencement Date. This entire paragraph shall not apply to the Additional
     -----------------
     Premises.

22.  Options to Expand.
     -----------------

     D.   Effect of Exercise.

          4. Landlord shall provide to Tenant an allowance for tenant improvements to such Additional Premises in an amount equal to $10.00 per useable square foot including architectural services which shall not exceed $1.00 per useable square foot. This allowance must be expended within the first six months of possession and can only be used on these particular premises.

     Subsection 5 to Paragraph 22(D) shall not apply to the Additional Premises. (See Paragraph 2 above.)

24.  Cancellations. This paragraph shall be deleted as it applies to the
     -------------
Additional

The Joseph Pell and Eda Pell             Electronics for Imaging
     Revocable Trust

/s/ Joseph Pell                     /s/ Signature Illegible
     Joseph Pell

Date: 5-23-95                       Date: 5/1/95

                           SEVENTH ADDENDUM TO LEASE

     This Seventh Addendum to Lease ("Seventh Addendum") is dated for reference purposes December 4, 1996, and is made between the Joseph Pell and Eda Pell Revocable Trust ("Landlord") and Electronics for Imaging ("Tenant") to be a part of that certain Agreement of Lease dated July 30, 1992, and the First through Sixth Addendum. Landlord and Tenant agree that this Lease is modified and supplemented by this Seventh Addendum.

     Landlord and Tenant are parties to the Lease pursuant to which Landlord leased to Tenant and Tenant leased from Landlord office space. Tenant wishes to exercise is first option to extend the Lease as set forth in the First Addendum to Lease dated July 30, 1992. The Lease is hereby amended as follows:

1.   Premises. The existing premises of 49,779 rentable sq. ft. and 46,398
     --------
     useable sq. ft. located on the first and second floors of the building located at 2855 Campus Drive in San Mateo, California.

2.   Term. The term of the option period shall be three years commencing July 1,
     ----
     1997 and ending on June 30, 2000.

3.   Rent. Tenant agrees to pay Landlord 52.60 per rentable square foot per
     ----
     month for the Premises. The total Base Rent payable for the entire Premises is $129,425.40 per month.

4.   Over-standard Electrical. Landlord provides Tenant an electrical service
     ------------------------
     allowance of $.155 per rentable sq. ft. which is included in the Base Rent.

     Landlord and Tenant recognized that Tenant's electrical service shall cost in excess of the $.155 allowances due to Tenant's heavy electrical and air conditioning requirements. Therefore, Tenant agrees to pay for all electrical charges over and above the monthly allowance provided above, less any over-standard charges to other tenants in the building (any usage over the $.155 allowance provided to each Tenant).

     Landlord shall charge Tenant $9,000.00 per month for the over-standard electrical useage as a projected expense. This amount shall be paid along with the monthly rent. At the end of the year, Landlord shall prepare a PG&E invoice analysis showing the actual cost of over-standard usage by Tenant. Landlord shall credit Tenant for any costs in excess of the total projected sum paid by Tenant over the year. If the amount of Tenant's credit is less than the actual cost then Tenant shall reimburse Landlord within thirty (30) of receipt of an invoice. The monthly amount paid by Tenant for over-standard electrical usage for each year shall be based on the previous year's charges. A similar accounting between Landlord and Tenant will occur annually.

5. Except as set forth herein, the Lease shall remain unmodifed and in full force and effect. Should there by any conflict between the terms of the Lease and the terms of this Seventh Addendum, the terms of this Seventh Addendum shall control.

     IN WITNESS WHEREOF, the parties have executed this Seventh Addendum to Lease as of the date first written above.

                                    The Joseph Pell and Eda Pell
                                    Revocable Trust

                                    /s/ Signature Illegible
                                    Joseph Fell, Trustee


                                    Electronics for Imaging, Inc.

                                    By:/s/ Signature Illegible
                                         Emi Sultman

                                    Its: Vice President, Strategic Relations

RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

WILSON, SONSINI, GOODRICH & ROSATI
Two Palo Alto Square
Palo Alto, California 94306
Attn: Real Estate Department/DKK

                              MEMORANDUM OF LEASE
                              -------------------

     THIS MEMORANDUM OF LEASE is made as of the 30th day of July, 1992, by and between THE JOSEPH AND EDA PELL REVOCABLE TRUST ("Landlord") and ELECTRONICS FOR IMAGING, a California corporation ("Tenant").

                              W I T N E S S E T H
                              -------------------

     1. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, approximately 32,863 rentable square feet and 31,254 usable square feet of space (the "Premises") at that certain improved real property commonly referred to as 2855 Campus Drive, San Mateo, San Mateo County, California, being more particularly described on
Exhibit "A" attached hereto, on the terms and conditions of that certain
-----------
Agreement of Lease and First Addendum to Lease (collectively, the "Lease") dated the date hereof by Landlord and Tenant regarding the Premises.

     2. The term of the Lease is projected to commence on November 1, 1992, and to expire on December 31, 1996, but the actual commencement and expiration dates of such term shall be as provided in the Lease.

     3. Landlord hereby grants to Tenant two (2) consecutive options to extend the term of the Lease, each for an additional term of three (3) years, commencing when the then existing term expires, upon the terms and conditions described in the Lease.

     4. Landlord hereby grants to Tenant an option to lease all of the remaining space on the second floor of the building in which the Premises are situated on the terms and conditions described in the Lease.

     5. Landlord hereby grants to Tenant a right of first refusal to lease any additional space (not encumbered by lease, options or rights of first refusal) at the building in which the Premises are situated on the terms and conditions provided in the Lease.

     6. The purpose of this Memorandum is to give public notice of the existence of the Lease and of certain rights and options granted therein. In the event, however, of any inconsistency between this Memorandum and the terms and conditions of the Lease, the Lease shall prevail.

     IN WITNESS WHEREOF, the parties have executed this Memorandum of Lease, by their duly-authorized representatives, as of the day and year first above written.

                                         LANDLORD:
                                         --------

                                         THE JOSEPH AND EDA PELL
                                         REVOCABLE TRUST

                                         By: /s/ Joseph Pell    Eda Pell

                                         Title: ____________________



                                         TENANT:
                                         ------

                                         ELECTRONICS FOR IMAGING,
                                         a California corporation

                                         By: /s/ E. Arazi

                                         Title: C.E.O.

STATE OF CALIFORNIA )
                    )    ss.
COUNTY OF MARIN     )

     Before me, C.D. GRAY, a Notary Public in and for the County and State aforesaid, personally appeared JOSEPH and Eda Pell, who is personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who subscribed the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity and that by his/her signature on such instrument the person or entity on behalf of which the person acted executed the instrument.

     WITNESS my hand and official seal this 10TH day of August, 1992.


                                         /s/ Signature Illegible
                                         Notary Public

My commission expires:

STATE OF CALIFORNIA )
                    )    SS.
COUNTY OF San Mateo )

     Before me, GAY M MINDER, a Notary Public in and for the County and State aforesaid, personally appeared E. Arazi, who is personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who subscribed the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity and that by his/her signature on such instrument the person or entity on behalf of which the person acted executed the instrument.

     WITNESS my hand and official seal this 7th day of August, 1982

                                         /s/ Gay M. Minder
[SEAL OMITTED]

                                         Notary Public

My commission expires: November 11, 1995

                                   EXHIBIT A
                                   ---------

     The land referred to herein is situated in the City of San Mateo, County of San Mateo, State of California and is described as follows:

     Lots 1 through 7, Parcel A and Parcel B on the map entitled "Peninsula Office Park, City of San Mateo, San Mateo County, California", which map was filed in the Office of the Recorder of the County of San Mateo, State of California on October 2, 1972 in Book 78 of Maps at Pages 32 and 33, together with Parcels 1 and 2 as designated on the map entitled "Parcel Map No. 154, BEING A RESUBDIVISION OF LOT 8 PENINSULA OFFICE PARK, CITY OF SAN MATEO (VOL. 78 of maps pages 32 and 33) SAN MATEO COUNTY, CALIFORNIA", which map was filed in the Office of the Recorder of the County of San Mateo, State of California on December 22, 1976 in Book 34 of Parcel Maps at Page 34.

                                   EXHIBIT B
                                       TO
                               SUBLEASE AGREEMENT

                                   FLOOR PLAN

     A floor plan generally depicting the Sublease Premises is attached hereto.

                                [CHART OMITTED]